Exhibit 99.2

Quarterly Supplemental

# 4th Quarter 2022

SAFEWAY
SAFEWAY
WHOLE FOODS
MARKET
THE
ABBOT

**Grand Ridge Plaza** *Seattle, WA*

**Murrayhill Marketplace** *Portland, OR*

**The Abbot** *Cambridge, MA*

**Mellody Farm** *Chicago, IL*

**Investor Relations**
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

Table of Contents

December 31, 2022

Forward-Looking Statements	i

Earnings Press Release	iii

Summary Information:

Summary Financial Information	1

Summary Real Estate Information	2

Financial Information:

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

Supplemental Details of Operations (Consolidated Only)	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)	6

Supplemental Details of Operations (Real Estate Partnerships Only)	7

Supplemental Details of Same Property NOI (Pro-Rata)	8

Reconciliations of Non-GAAP Financial Measures	9

Capital Expenditures and Additional Disclosures	10

Summary of Consolidated Debt	11

Summary of Consolidated Debt Detail	12

Summary of Unsecured Debt Covenants and Leverage Ratios	13

Summary of Unconsolidated Debt	14

Unconsolidated Investments	15

Investment Activity:

Property Transactions	16

Summary of In-Process Developments and Redevelopments	17

Development and Redevelopment Current Year Completions	18

Real Estate Information:

Leasing Statistics	19

Annual Base Rent by State	20

Annual Base Rent by CBSA	21

Annual Base Rent by Tenant Category	22

Significant Tenant Rents	23

Tenant Lease Expirations	24

Portfolio Summary Report by State	25

Additional Disclosures and Forward-Looking Information:

Components of NAV	40

Supplemental Details of Lease Income and Tenant & Other Receivables (Pro-Rata)	41

Earnings Guidance	42

Glossary of Terms	43

Safe Harbor Language

December 31, 2022

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, such as our 2023 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings with and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments, or otherwise, except as to the extent required by law. These risks and events include, without limitation:

Risk Factors Related to the Current Economic Environment

Continued rising interest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Current economic challenges, including potential for recession, may adversely impact our tenants and our business.

Risk Factors Related to Pandemics or other Health Crises

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues, results from operations, and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our “anchor” tenants. A percentage of our revenues are derived from “local” tenants and our net income may be adversely impacted if these tenants are not successful, or if the demand for the types or mix of tenants significantly change. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and other building, fire, and safety and regulations may have a material negative effect on us.

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment, and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to

Supplemental Information i

natural disasters, severe weather conditions and climate change. Costs of environmental remediation may adversely impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial, or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at current or historical rates.

Risk Factors Related to the Company’s Qualification as a REIT

If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us or our investors. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risk Factors Related to the Company’s Common Stock

Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.

Supplemental Information ii

NEWS RELEASE For immediate release Christy McElroy 904 598 7616 ChristyMcElroy@regencycenters.com

Regency Centers Reports Fourth Quarter and Full Year 2022 Results

JACKSONVILLE, Fla. (February 9, 2023) – Regency Centers Corporation (“Regency” or the “Company”) (Nasdaq: REG) today reported financial and operating results for the period ended December 31, 2022. For the three months ended December 31, 2022 and 2021, Net Income was $0.56 per diluted share and $0.39 per diluted share, respectively. For the twelve months ended December 31, 2022 and 2021, Net Income was $2.81 per diluted share and $2.12 per diluted share, respectively.

Fourth Quarter and Full Year 2022 Highlights

•
Reported Nareit FFO of $1.05 per diluted share for the fourth quarter, and $4.10 per diluted share for the full year
•
Reported Core Operating Earnings of $0.98 per diluted share for the fourth quarter, and $3.83 per diluted share for the full year
•
Generated Core Operating Earnings per share year-over-year growth, excluding the collection of receivables reserved during 2020 and 2021, of approximately 9% for the full year
•
Increased Same Property NOI year-over-year, excluding lease termination fees and the collection of 2020 and 2021 receivables reserved, by 5.8% in the fourth quarter and 6.3% for the full year
•
Increased Same Property percent leased by 80 basis points year-over-year to 95.1%, and Same Property percent commenced by 110 basis points year-over-year to 92.8%
•
Increased Same Property shop percent leased by 200 basis points year-over-year to 92.0%
•
Executed 6.9 million square feet of comparable new and renewal leases during the full year at a blended cash rent spread of +7.4%
•
Completed property acquisitions of $210 million and property dispositions of $179 million during the full year, both at Regency’s share
•
Pro-rata net debt-to-operating EBITDAre was 5.0x at December 31, 2022

Subsequent Highlights

•
On February 8, 2023, Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.65 per share
•
Included for the fourth consecutive year on Newsweek’s 2023 Most Responsible Companies List, ranked top 75

"We are incredibly proud of our strong performance in 2022, a testament to the quality of our shopping centers, the health and resiliency of our tenants, and the hard work of our team,” said Lisa Palmer, President and Chief Executive Officer. “Our leasing and value creation pipelines are supported by continued robust tenant demand, providing us great momentum into 2023, while our balance sheet strength allows us to remain opportunistic."

Supplemental Information iii

Financial Results

Net Income

•
For the three months ended December 31, 2022, Net Income Attributable to Common Stockholders (“Net Income”) was $95.3 million, or $0.56 per diluted share, compared to Net Income of $67.9 million, or $0.39 per diluted share, for the same period in 2021.
•
For the twelve months ended December 31, 2022, Net Income was $482.9 million, or $2.81 per diluted share, compared to Net Income of $361.4 million, or $2.12 per diluted share, for the same period in 2021.

Nareit FFO

•
For the three months ended December 31, 2022, Nareit Funds From Operations (“Nareit FFO”) was $181.5 million, or $1.05 per diluted share, compared to $174.2 million, or $1.01 per diluted share, for the same period in 2021.
o
Nareit FFO in the fourth quarter of 2022 was favorably impacted by the collection of receivables reserved during 2020 and 2021 of $2.2 million, or $0.01 per diluted share, compared to $4.9 million, or $0.03 per diluted share, in the fourth quarter of 2021.
o
Nareit FFO in the fourth quarter of 2022 also benefitted from the reversal of straight-line rent reserves of $4.7 million, or $0.03 per diluted share, triggered by the conversion of certain cash basis tenants back to accrual basis accounting, compared to $6.9 million, or $0.04 per diluted share, in the fourth quarter of 2021.
•
For the twelve months ended December 31, 2022, Nareit FFO was $707.8 million, or $4.10 per diluted share, compared to $688.7 million, or $4.02 per diluted share, for the same period in 2021.
o
Nareit FFO in the full year 2022 was favorably impacted by the collection of receivables reserved during 2020 and 2021 of $20.5 million, or $0.12 per diluted share, compared to $46.3 million, or $0.27 per diluted share, in the full year 2021.
o
Nareit FFO in the full year 2022 also benefitted from the reversal of straight-line rent reserves of $16.7 million, or $0.10 per diluted share, triggered by the conversion of certain cash basis tenants back to accrual basis accounting, compared to $12.9 million, or $0.08 per diluted share, in the full year 2021.

Core Operating Earnings

•
For the three months ended December 31, 2022, Core Operating Earnings was $169.2 million, or $0.98 per diluted share, compared to $159.0 million, or $0.92 per diluted share, for the same period in 2021.
o
Core Operating Earnings in the fourth quarter of 2022 was also favorably impacted by the collection of receivables reserved during 2020 and 2021 of $0.01 per diluted share, compared to $0.03 per diluted share in fourth quarter 2021.
•
For the twelve months ended December 31, 2022, Core Operating Earnings was $660.8 million, or $3.83 per diluted share, compared to $631.2 million, or $3.68 per diluted share, for the same period in 2021.
o
Core Operating Earnings in the full year 2022 was also favorably impacted by the collection of receivables reserved during 2020 and 2021 of $0.12 per diluted share, compared to $0.27 per diluted share in the full year 2021.

Supplemental Information iv

Portfolio Performance

Same Property NOI

•
Fourth quarter 2022 Same Property Net Operating Income (“NOI”), excluding lease termination fees, increased by 4.3% compared to the same period in 2021.
o
Fourth quarter 2022 Same Property NOI, excluding lease termination fees and collection of 2020/2021 reserves, increased by 5.8% compared to the same period in 2021.
o
Growth in Same Property base rents contributed 4.8% to Same Property NOI growth in the fourth quarter of 2022.
•
Full year 2022 Same Property NOI, excluding lease termination fees, increased by 2.9% compared to the same period in 2021.
o
Full year 2022 Same Property NOI, excluding lease termination fees and collection of 2020/2021 reserves, increased by 6.3% compared to the same period in 2021.
o
Growth in Same Property base rents contributed 3.6% to Same Property NOI growth in full year 2022.

Occupancy

•
As of December 31, 2022, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships, was 94.8% leased.

•
As of December 31, 2022, Regency’s Same Property portfolio was 95.1% leased, an increase of 40 basis points sequentially and an increase of 80 basis points compared to December 31, 2021.
o
Same Property anchor percent leased, which includes spaces greater than or equal to 10,000 square feet, was 96.9%, an increase of 20 basis points sequentially.

o
Same Property shop percent leased, which includes spaces less than 10,000 square feet, was 92.0%, an increase of 60 basis points sequentially.
•
As of December 31, 2022, Regency’s Same Property portfolio was 92.8% commenced, an increase of 50 basis points sequentially and an increase of 110 basis points compared to December 31, 2021.

Leasing Activity

•
During the three months ended December 31, 2022, Regency executed approximately 1.7 million square feet of comparable new and renewal leases at a blended cash rent spread of +7.2%.
•
For the trailing twelve months, the Company executed approximately 6.9 million square feet of comparable new and renewal leases at a blended cash rent spread of +7.4%.

Supplemental Information v

Capital Allocation and Balance Sheet

Developments and Redevelopments

•
As of December 31, 2022, Regency’s in-process development and redevelopment projects had estimated net project costs of approximately $301 million at the Company’s share, 51% of which has been incurred to date.
•
As previously disclosed, construction commenced at Town and Country Center in Los Angeles, CA during the fourth quarter. The project includes the redevelopment of a former Kmart building into new retail space and approximately 300 luxury mid-rise apartments. Regency is partnered with a leading multifamily developer, who is constructing the apartments on a ground lease.
•
During the fourth quarter, Regency completed developments and redevelopments with estimated net project costs of approximately $101 million, at the Company’s share.

Property Transactions

•
During the full year 2022, the Company completed acquisitions for a combined total of $210 million, and completed dispositions for a combined total of $179 million, each at Regency’s share.
o
During the fourth quarter of 2022, the Company completed acquisitions for a combined total of $39 million, including East Meadow Plaza for $30 million, as previously disclosed, as well as its partner’s 50% interest in Kroger New Albany Center for $9 million.
o
During the fourth quarter of 2022, the Company completed the disposition of one property for a total of $1.4 million, at Regency’s share.

Share Repurchase Program

•
On February 8, 2023, following the expiration of the previous program, Regency’s Board of Directors authorized a new share repurchase program. The new program approves the repurchase by Regency of up to $250 million of its common stock, and will expire on February 7, 2025, unless earlier modified or terminated by the Board. The timing and price of share repurchases, if any, will be dependent upon market conditions and other factors.

Balance Sheet

•
As of December 31, 2022, Regency had full capacity available under its $1.2 billion revolving credit facility.

•
As of December 31, 2022, Regency’s pro-rata net debt-to-operating EBITDAre ratio was 5.0x.

Dividend

•
On February 8, 2023, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.65 per share. The dividend is payable on April 5, 2023, to shareholders of record as of March 15, 2023.

Supplemental Information vi

2023 Guidance

Regency Centers has provided initial 2023 guidance, as summarized in the table below. Please refer to the Company’s Earnings Presentation for additional detail, as well as in the Company’s fourth quarter 2022 supplemental package. All materials are posted on the Company’s website at investors.regencycenters.com.

Full Year 2023 Guidance (in thousands, except per share data)	2022 Actual	2023 Guidance

Net Income Attributable to Common Stockholders per diluted share	$2.81	$1.92 - $2.00

Nareit Funds From Operations ("Nareit FFO") per diluted share	$4.10	$4.03 - $4.11

Core Operating Earnings per diluted share (1)	$3.83	$3.83 - $3.89

Same property NOI growth without termination fees	2.9%	0% to +1.0%

Same property NOI growth without termination fees or collection of 2020/2021 reserves	6.3%	+2.0% to +3.0%

Collection of 2020/2021 reserves (2)	$20,050	+/- $3,000

Certain non-cash items (3)	$47,197	$34,500 - $37,500
Impact from reversal of Uncollectible Straight-Line Rent Receivables included in above (4)	$16,747	+/- $2,500

G&A expense, net (5)	$86,400	$87,000 - $90,000

Interest expense, net	$165,548	+/- $168,000

Recurring third party fees & commissions	$24,834	+/- $25,000

Development and Redevelopment spend	$112,995	+/- $130,000

Acquisitions	$209,908	$0
Cap rate (weighted average)	5.1%	0%

Dispositions	$179,044	+/-$65,000
Cap rate (weighted average) (6)	3.0%	+/- 7.0%

Forward ATM settlement (gross)	$64,768	$0

Share Repurchase settlement (gross)	$75,393	$0

Note: With the exception of per share data, figures above represent 100% of Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

(1)
Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark-to-market debt, as well as transaction related income/expenses and debt extinguishment charges.
(2)
Represents the collection of receivables in the Same Property portfolio reserved in 2020 and 2021; included in Uncollectible Lease Income.
(3)
Includes above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments.
(4)
Positive impact on Uncollectible Straight-Line Rent from the conversion of cash basis tenants back to an accrual basis of accounting, included in total Certain non-cash items.
(5)
Represents General & administrative, net before gains or losses on deferred compensation plan, as reported on supplemental pages 5 and 7 and calculated on a pro-rata basis.
(6)
Weighted average cap rate for 2022 disposition is 6.5% excluding the sale of Costa Verde in 1Q22 ($125M at a ~1.5% cap rate).

Supplemental Information vii

Conference Call Information

To discuss Regency’s fourth quarter results and provide further business updates, management will host a conference call on Friday, February 10th, at 11:00 a.m. ET. Dial-in and webcast information is below.

Fourth Quarter 2022 Earnings Conference Call

Date:	Friday, February 10, 2023
Time:	11:00 a.m. ET
Dial#:	877-407-0789 or 201-689-8562
Webcast:	4th Quarter 2022 Webcast Link

Replay: Webcast Archive: Investor Relations page under Events & Webcasts

About Regency Centers Corporation (Nasdaq: REG)

Regency Centers is a preeminent national owner, operator, and developer of shopping centers located in suburban trade areas with compelling demographics. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

Reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO and Core Operating

Earnings - Actual (in thousands)

For the Periods Ended December 31, 2022 and 2021	Three Months Ended		Year to Date
	2022	2021	2022	2021
Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Stockholders	$95,263	67,859	$482,865	361,411
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	88,356	82,765	344,629	330,364
Gain on sale of real estate	(2,534)	(61,915)	(121,835)	(100,499)
Provision for impairment of real estate	-	85,229	-	95,815
Exchangeable operating partnership units	411	300	2,105	1,615
Nareit Funds From Operations	$181,496	174,238	$707,764	688,706

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$181,496	174,238	$707,764	688,706
Adjustments to reconcile to Core Operating Earnings (1):
Early extinguishment of debt	-	-	176	-
Promote income	-	-	-	(13,589)
Certain Non-Cash Items
Straight-line rent	(2,175)	(3,240)	(11,327)	(13,534)
Uncollectible straight-line rent	(4,545)	(6,124)	(14,155)	(5,965)
Above/below market rent amortization, net	(5,528)	(5,791)	(21,434)	(23,889)
Debt premium/discount amortization	1	(105)	(184)	(565)
Core Operating Earnings	$169,249	158,978	$660,840	631,164

Weighted Average Shares For Diluted Earnings per Share	171,586	171,866	171,791	170,694

Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	172,327	172,626	172,540	171,456
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Same Property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata Same Property NOI.

Supplemental Information viii

Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same Property NOI – Actual (in thousands)

For the Periods Ended December 31, 2022 and 2021	Three Months Ended		Year to Date
	2022	2021	2022	2021
Net income attributable to common stockholders	$95,263	67,859	$482,865	361,411
Less:
Management, transaction, and other fees	(6,901)	(6,918)	(25,851)	(40,337)
Other(1)	(12,795)	(15,676)	(51,090)	(46,860)
Plus:
Depreciation and amortization	82,235	76,396	319,697	303,331
General and administrative	23,193	19,955	79,903	78,218
Other operating expense	2,427	3,064	6,166	5,751
Other expense	31,586	65,594	44,102	132,977
Equity in income of investments in real estate excluded from NOI (2)	12,057	3,852	35,824	53,119
Net income attributable to noncontrolling interests	1,122	1,124	5,170	4,877
NOI	228,187	215,250	896,786	852,487

Less non-same property NOI (3)	(6,847)	(2,109)	(19,781)	1,336

Same Property NOI	$221,340	213,141	$877,005	853,823

Same Property NOI without Termination Fees	$220,122	211,104	$871,998	847,089

Same Property NOI without Termination Fees or Redevelopments	$192,685	185,871	$766,064	747,259

Same Property NOI without Termination Fees or Collection of 2020/2021 Reserves	$217,902	205,911	$851,948	801,251
(1)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)
Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(3)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-K with the SEC and, therefore, remain subject to adjustment.

The Company has published forward-looking statements and additional financial information in its fourth quarter 2022 supplemental package that may help investors estimate earnings. A copy of the Company’s fourth quarter 2022 supplemental package will be available on the Company's website at investors.regencycenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and includes non-GAAP measures, and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-K for the period ended December 31, 2022. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

###

Supplemental Information ix

Non-GAAP Disclosure

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures by providing additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to Nareit FFO to Core Operating Earnings.

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2023 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments or otherwise, except as to the extent required by law. These risks and events include, without limitation:

Supplemental Information x

Risk Factors Related to the Current Economic Environment

Continued rising interest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Current economic challenges, including the potential for recession, may adversely impact our tenants and our business.

Risk Factors Related to Pandemics or other Health Crises

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues, results of operations, and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our “anchor” tenants. A percentage of our revenues are derived from “local” tenants and our net income may be adversely impacted if these tenants are not successful, or if the demand for the types or mix of tenants significantly change. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and other building, fire, and safety and regulations may have a material negative effect on us.

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may adversely impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Supplemental Information xi

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at current or historical rates.

Risk Factors Related to the Company’s Qualification as a REIT

If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us or our investors. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risk Factors Related to the Company’s Common Stock

Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.

Supplemental Information xii

Summary Financial Information

December 31, 2022

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2022	2021	2022	2021
Financial Results

Net income attributable to common stockholders (page 4)	$95,263	$67,859	$482,865	$361,411
Net income per diluted share	$0.56	$0.39	$2.81	$2.12

Nareit Funds From Operations (Nareit FFO) (page 9)	$181,496	$174,238	$707,764	$688,706
Nareit FFO per diluted share	$1.05	$1.01	$4.10	$4.02

Core Operating Earnings (page 9)	$169,249	$158,978	$660,840	$631,164
Core Operating Earnings per diluted share	$0.98	$0.92	$3.83	$3.68

Same Property NOI without termination fees (page 8)	$220,122	$211,104	$871,998	$847,089
% growth	4.3%		2.9%

Same Property NOI without termination fees or collection of 2020/2021 reserves (page 8)	$217,902	$205,911	$851,948	$801,251
% growth	5.8%		6.3%

Operating EBITDAre (page 9)	$212,961	$203,153	$835,331	$806,888

Dividends declared per share and unit	$0.650	$0.625	$2.525	$2.410
Payout ratio of Core Operating Earnings per share (diluted)	66.3%	67.9%	65.9%	65.5%

Diluted share and unit count

Weighted average shares (diluted) - Net income	171,586	171,866	171,791	170,694
Weighted average shares (diluted) - Nareit FFO and Core Operating Earnings	172,327	172,626	172,540	171,456

_________________________________________________________________________________________________

	As of	As of	As of	As of
	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Capital Information

Market price per common share	$62.50	$75.35	$45.59	$63.09

Common shares outstanding	171,125	171,213	169,680	167,571
Exchangeable units held by noncontrolling interests	741	760	765	746
Common shares and equivalents issued and outstanding	171,866	171,973	170,445	168,317
Market equity value of common and convertible shares	$10,741,627	$12,958,170	$7,770,596	$10,619,161

Outstanding debt	$4,225,014	$4,235,735	$4,457,742	$4,445,591
Less: cash	(68,776)	(95,027)	(378,450)	(115,562)
Net debt	$4,156,238	$4,140,708	$4,079,292	$4,330,029

Total market capitalization	$14,897,865	$17,098,878	$11,849,888	$14,949,190

Debt metrics (pro-rata; trailing 12 months "TTM")

Net Debt-to-Operating EBITDAre	5.0x	5.1x	6.0x	5.4x
Fixed charge coverage	4.6x	4.5x	3.6x	4.3x

Supplemental Information 1

Summary Real Estate Information

December 31, 2022

(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Number of properties	404	404	404	406	405
Number of retail operating properties	401	399	399	402	401
Number of same properties	389	390	390	393	393
Number of properties in redevelopment	6	6	6	6	7
Number of properties in development (1)	2	4	4	3	2

Gross Leasable Area (GLA) - All properties	51,145	51,115	51,102	51,283	51,164
GLA including retailer-owned stores - All properties	54,891	54,862	54,849	55,030	54,910
GLA - Retail operating properties	50,634	50,429	50,416	50,753	50,885
GLA - Same properties	49,043	49,218	49,205	49,553	49,759
GLA - Properties in redevelopment (2)	1,913	1,958	1,958	2,315	2,476
GLA - Properties in development (1)	511	686	686	530	175

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	43,314	43,183	43,173	42,805	42,646
GLA including retailer-owned stores - All properties	47,061	46,929	46,919	46,551	46,393
GLA - Retail operating properties	42,882	42,575	42,565	42,274	42,367
GLA - Same properties (3)	41,383	41,451	41,441	41,439	41,497
Spaces > 10,000 sf (3)	25,872	25,910	25,902	25,905	25,904
Spaces < 10,000 sf (3)	15,510	15,541	15,539	15,534	15,593
GLA - Properties in redevelopment (2)	1,866	1,958	1,958	2,315	2,476
GLA - Properties in development (1)	433	608	608	530	175

% leased - All properties	94.8%	94.6%	94.2%	93.9%	94.1%
% leased - Retail operating properties	94.9%	94.8%	94.5%	94.3%	94.2%
% leased - Same properties (3)	95.1%	94.7%	94.5%	94.3%	94.3%
Spaces ≥ 10,000 sf (3)	96.9%	96.7%	96.6%	96.7%	97.0%
Spaces < 10,000 sf (3)	92.0%	91.4%	91.0%	90.3%	90.0%
% commenced - Same properties (3) (4)	92.8%	92.3%	92.1%	92.0%	91.7%

Same property NOI Growth - YTD (see page 8)	2.7%	2.4%	4.1%	8.6%	15.8%
Same property NOI Growth without Termination Fees - YTD (see page 8)	2.9%	2.5%	4.1%	7.8%	16.2%
Same property NOI Growth without Termination Fees or Redevelopments - YTD (see page 8)	2.5%	2.2%	3.4%	7.7%	16.1%
Same property NOI Growth without Termination Fees or Collection of 2020/2021 Reserves - YTD (see page 8)	6.3%	6.5%	8.6%	14.9%	9.9%
Rent spreads - Trailing 12 months (5) (see page 19)	7.4%	8.8%	8.3%	6.8%	5.5%

(1)
Includes current ground-up developments.
(2)
Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(3)
Prior periods adjusted for current same property pool.
(4)
Excludes leases that are signed but have not yet commenced.
(5)
Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Amounts may not foot due to rounding.

Supplemental Information 2

Consolidated Balance Sheets

December 31, 2022 and 2021

(in thousands)

	2022	2021
	(unaudited)
Assets:
Net real estate investments:
Real estate assets at cost	$11,858,064	$11,495,581
Less: accumulated depreciation	2,415,860	2,174,963
Real estate assets, net	9,442,204	9,320,618
Investments in real estate partnerships	350,377	372,591
Net real estate investments	9,792,581	9,693,209

Properties held for sale	-	25,574
Cash, cash equivalents, and restricted cash	68,776	95,027
Tenant and other receivables (1)	188,863	153,091
Deferred leasing costs, net	68,945	65,741
Acquired lease intangible assets, net	197,745	212,707
Right of use assets	275,513	280,783
Other assets	267,797	266,431

Total assets	$10,860,220	$10,792,563

Liabilities and Equity:
Liabilities:
Notes payable	$3,726,754	$3,718,944

Accounts payable and other liabilities	317,259	322,271
Acquired lease intangible liabilities, net	354,204	363,276
Lease liabilities	213,722	215,788
Tenants' security, escrow deposits, and prepaid rent	70,242	62,352
Total liabilities	4,682,181	4,682,631

Equity:
Stockholders' Equity:
Common stock, $.01 par	1,711	1,712
Additional paid in capital	7,852,691	7,860,700
Accumulated other comprehensive loss	7,560	(10,227)
Distributions in excess of net income	(1,764,977)	(1,814,814)
Total stockholders' equity	6,096,985	6,037,371
Noncontrolling Interests:
Exchangeable operating partnership units	34,489	35,447
Limited partners' interest	46,565	37,114
Total noncontrolling interests	81,054	72,561
Total equity	6,178,039	6,109,932

Total liabilities and equity	$10,860,220	$10,792,563
(1)
For additional details, see page 41.

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 3

Consolidated Statements of Operations

For the Periods Ended December 31, 2022 and 2021

(in thousands)

(unaudited)

	Three Months Ended		Year to Date
	2022	2021	2022	2021
Revenues:
Lease income (1)	$305,187	286,978	$1,187,452	1,113,368
Other property income	2,429	3,028	10,719	12,456
Management, transaction, and other fees	6,901	6,918	25,851	40,337
Total revenues	314,517	296,924	1,224,022	1,166,161

Operating Expenses:
Depreciation and amortization	82,235	76,396	319,697	303,331
Property operating expense	52,360	48,937	196,148	184,553
Real estate taxes	38,300	34,737	149,795	142,129
General and administrative	23,193	19,955	79,903	78,218
Other operating expense	2,427	3,064	6,166	5,751
Total operating expenses	198,515	183,089	751,709	713,982

Other Expense (Income):
Interest expense, net	36,388	36,429	146,186	145,170
Provision for impairment of real estate	-	84,274	-	84,389
Gain on sale of real estate, net of tax	(2,546)	(52,921)	(109,005)	(91,119)
Net investment (income) loss	(2,256)	(2,188)	6,921	(5,463)
Total other expense (income)	31,586	65,594	44,102	132,977

Income from operations before equity in income of
investments in real estate partnerships	84,416	48,241	428,211	319,202

Equity in income of investments in real estate partnerships	11,969	20,742	59,824	47,086

Net income	96,385	68,983	488,035	366,288

Noncontrolling Interests:
Exchangeable operating partnership units	(411)	(300)	(2,105)	(1,615)
Limited partners' interests in consolidated partnerships	(711)	(824)	(3,065)	(3,262)
Income attributable to noncontrolling interests	(1,122)	(1,124)	(5,170)	(4,877)

Net income attributable to common stockholders	$95,263	67,859	$482,865	361,411
(1)
For additional details, see page 41.

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended December 31, 2022 and 2021

(in thousands)

		Three Months Ended		Year to Date
		2022	2021	2022	2021
	Revenues:
*	Base rent	$210,595	195,339	$821,755	765,941
*	Recoveries from tenants	75,044	65,517	280,658	258,596
*	Percentage rent	2,052	1,215	9,635	6,601
*	Termination Fees	1,170	1,934	4,261	5,790
*	Uncollectible lease income	1,685	5,388	13,841	23,481
*	Other lease income	3,017	2,915	10,487	10,231
	Straight-line rent on lease income	5,867	8,591	24,272	18,189
	Above/below market rent amortization	5,757	6,079	22,543	24,539
	Lease income (1)	305,187	286,978	1,187,452	1,113,368

*	Other property income	2,429	3,028	10,719	12,456

	Property management fees	3,318	3,441	13,470	14,415
	Asset management fees	1,647	1,778	6,752	6,921
	Leasing commissions and other fees	1,936	1,699	5,629	5,412
	Transaction fees	-	-	-	13,589
	Management, transaction, and other fees	6,901	6,918	25,851	40,337

	Total revenues	314,517	296,924	1,224,022	1,166,161

	Operating Expenses:
	Depreciation and amortization (including FF&E)	82,235	76,396	319,697	303,331

*	Operating and maintenance	48,380	45,002	180,798	167,785
*	Ground rent	3,191	3,140	12,192	11,613
*	Termination expense	-	-	-	1,874
	Straight-line rent on ground rent	402	409	1,610	1,679
	Above/below market ground rent amortization	387	386	1,548	1,602
	Property operating expense	52,360	48,937	196,148	184,553

*	Real estate taxes	38,300	34,737	149,795	142,129

	Gross general & administrative	20,859	17,772	80,191	72,271
	Stock-based compensation	3,968	3,183	16,667	12,651
	Capitalized direct development compensation costs	(3,522)	(2,865)	(10,827)	(11,276)
	General & administrative, net	21,305	18,090	86,031	73,646
	Loss (gain) on deferred compensation plan (2)	1,888	1,865	(6,128)	4,572
	General & administrative	23,193	19,955	79,903	78,218

	Other expenses	1,976	1,816	5,578	4,263
	Development pursuit costs	451	1,248	588	1,488
	Other operating expenses	2,427	3,064	6,166	5,751

	Total operating expenses	198,515	183,089	751,709	713,982

	Other Expense (Income):
	Gross interest expense	36,419	36,382	145,486	143,989
	Derivative amortization	110	110	438	438
	Debt cost amortization	1,394	1,403	5,576	6,173
	Debt premium/discount amortization	1	(115)	(201)	(604)
	Capitalized interest	(1,181)	(1,190)	(4,166)	(4,202)
	Interest income	(355)	(161)	(947)	(624)
	Interest expense, net	36,388	36,429	146,186	145,170

	Provision for impairment of real estate	-	84,274	-	84,389
	Gain on sale of real estate, net of tax	(2,546)	(52,921)	(109,005)	(91,119)
	Net investment (income) loss (2)	(2,256)	(2,188)	6,921	(5,463)

	Total other expense (income)	31,586	65,594	44,102	132,977

* Component of Net Operating Income

(1)
For additional details, see page 41.
(2)
The change in value of participant obligations within Regency’s non-qualified deferred compensation plan is included in General and administrative expense, which is offset by changes in value of assets held in the plan which is included in Net investment income.

These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

December 31, 2022 and 2021

(in thousands)

	Noncontrolling Interests		Share of JVs
	2022	2021	2022	2021
Assets:
Real estate assets at cost	$(101,127)	(87,578)	$1,200,127	1,280,979
Less: accumulated depreciation	(16,173)	(17,396)	447,002	441,893
Real estate assets, net	(84,954)	(70,182)	753,125	839,086
Investments in sales-type lease, net	-	-	31,538	-
Net real estate investments	(84,954)	(70,182)	784,663	839,086

Cash, cash equivalents, and restricted cash	(3,549)	(2,669)	18,064	16,179
Tenant and other receivables (1)	(2,134)	(2,158)	24,378	23,899
Deferred leasing costs, net	(1,315)	(1,278)	15,113	14,764
Acquired lease intangible assets, net	(1,396)	(392)	4,654	5,566
Right of use assets	(1,590)	(1,613)	5,043	5,266
Other assets	(1,198)	(66)	29,378	21,381

Total assets	$(96,136)	(78,358)	$881,293	926,141

Liabilities:
Notes payable	$(40,012)	(36,290)	$498,260	516,791
Accounts payable and other liabilities	(6,983)	(2,577)	20,031	22,741
Acquired lease intangible liabilities, net	(290)	(117)	4,865	5,884
Lease liabilities	(1,932)	(1,912)	4,259	4,325
Tenants' security, escrow deposits, and prepaid rent	(354)	(348)	3,501	3,809

Total liabilities	$(49,571)	(41,244)	$530,916	553,550
(1)
For additional details, see page 41.

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Supplemental Information 6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended December 31, 2022 and 2021

(in thousands)

		Noncontrolling Interests				Share of JVs
		Three Months Ended		Year to Date		Three Months Ended		Year to Date
		2022	2021	2022	2021	2022	2021	2022	2021
	Revenues:
*	Base rent	$(2,068)	(1,991)	$(8,124)	(7,892)	$24,059	24,802	$96,684	102,118
*	Recoveries from tenants	(617)	(598)	(2,292)	(2,350)	7,450	8,829	30,830	34,431
*	Percentage rent	-	-	(1)	(6)	246	194	1,442	1,129
*	Termination Fees	(1)	-	(43)	(11)	90	103	816	787
*	Uncollectible lease income	(12)	(33)	(84)	(226)	115	685	1,224	2,470
*	Other lease income	(33)	(29)	(130)	(119)	335	367	1,332	1,470
	Straight-line rent on lease income	113	(95)	(196)	(143)	1,154	1,225	3,144	3,052
	Above/below market rent amortization	(1)	(6)	(5)	(69)	169	114	483	1,060
	Lease income (1)	(2,619)	(2,752)	(10,875)	(10,816)	33,618	36,319	135,955	146,517

*	Other property income	(2)	(2)	(9)	(14)	120	105	537	360

	Asset management fees	-	-	-	-	(239)	(279)	(1,017)	(1,083)
	Management, transaction, and other fees	-	-	-	-	(239)	(279)	(1,017)	(1,083)

	Total revenues	(2,621)	(2,754)	(10,884)	(10,830)	33,499	36,145	135,475	145,794

	Operating Expenses:
	Depreciation and amortization (including FF&E)	(684)	(704)	(2,767)	(2,818)	7,336	7,614	29,779	32,093

*	Operating and maintenance	(425)	(482)	(1,746)	(1,777)	5,782	5,786	21,635	22,831
*	Ground rent	(30)	(29)	(118)	(113)	85	90	324	357
	Straight-line rent on ground rent	(14)	(16)	(58)	(63)	31	29	120	119
	Above/below market ground rent amortization	-	-	-	-	10	10	39	39
	Property operating expense	(469)	(527)	(1,922)	(1,953)	5,908	5,915	22,118	23,346

*	Real estate taxes	(318)	(341)	(1,386)	(1,315)	2,522	4,615	15,258	19,372

	General & administrative, net	-	-	-	-	141	82	369	341

	Other expenses	(19)	(18)	(111)	(95)	520	335	1,270	1,249
	Development pursuit costs	-	-	-	-	55	-	67	12
	Other operating expenses	(19)	(18)	(111)	(95)	575	335	1,337	1,261

	Total operating expenses	(1,490)	(1,590)	(6,186)	(6,181)	16,482	18,561	68,861	76,413

	Other Expense (Income):
	Gross interest expense	(389)	(330)	(1,455)	(1,342)	4,806	4,688	18,673	19,442
	Debt cost amortization	(13)	(10)	(50)	(45)	212	183	626	768
	Debt premium/discount amortization	(18)	-	(46)	-	18	10	63	39
	Interest expense, net	(420)	(340)	(1,551)	(1,387)	5,036	4,881	19,362	20,249

	Provision for impairment of real estate	-	-	-	-	-	955	-	11,426
	Gain on sale of real estate	-	-	(82)	-	12	(8,994)	(12,748)	(9,380)
	Early extinguishment of debt	-	-	-	-	-	-	176	-

	Total other expense (income)	(420)	(340)	(1,633)	(1,387)	5,048	(3,158)	6,790	22,295

* Component of Net Operating Income

(1)
For additional details, see page 41.

Note

Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Information 7

Supplemental Details of Same Property NOI (Pro-Rata)

For the Periods Ended December 31, 2022 and 2021

(in thousands)

	Three Months Ended		Year to Date
	2022	2021	2022	2021
Same Property NOI Detail:

Real Estate Revenues:
Base rent	$226,858	216,690	$892,253	861,382
Recoveries from tenants	79,486	73,351	302,171	292,319
Percentage rent	2,266	1,400	11,004	7,701
Termination fees	1,218	2,037	5,007	6,734
Uncollectible lease income	1,451	6,350	14,816	25,734
Other lease income	3,319	3,253	11,847	11,556
Other property income	1,891	2,415	8,338	9,863
Total real estate revenues	316,489	305,496	1,245,436	1,215,289

Real Estate Operating Expenses:
Operating and maintenance	53,052	50,804	197,481	190,017
Real estate taxes	39,192	38,408	159,189	159,620
Ground rent	2,905	3,143	11,761	11,829
Total real estate operating expenses	95,149	92,355	368,431	361,466

Same Property NOI	$221,340	213,141	$877,005	853,823
% change	3.8%		2.7%

Same Property NOI without Termination Fees	$220,122	211,104	$871,998	847,089
% change	4.3%		2.9%

Same Property NOI without Termination Fees or Redevelopments	$192,685	185,871	$766,064	747,259
% change	3.7%		2.5%

Same Property NOI without Termination Fees or Collection of 2020/2021 Reserves	$217,902	205,911	$851,948	801,251
% change	5.8%		6.3%

Percent Contribution to Same Property NOI Performance:
Base rent	4.8%		3.6%
Uncollectible lease income - current year (2022) revenues	-0.9%		1.7%
Collection of 2020/2021 reserves	-1.4%		-3.0%
Net expense recoveries	1.6%		0.3%
Other lease / property income	-0.2%		-0.1%
Percentage rent	0.4%		0.4%
Same Property NOI without Termination Fees (% impact)	4.3%		2.9%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI:

Net income attributable to common stockholders	$95,263	67,859	$482,865	361,411
Less:
Management, transaction, and other fees	(6,901)	(6,918)	(25,851)	(40,337)
Other (1)	(12,795)	(15,676)	(51,090)	(46,860)
Plus:
Depreciation and amortization	82,235	76,396	319,697	303,331
General and administrative	23,193	19,955	79,903	78,218
Other operating expense	2,427	3,064	6,166	5,751
Other expense	31,586	65,594	44,102	132,977
Equity in income of investments in real estate excluded from NOI (2)	12,057	3,852	35,824	53,119
Net income attributable to noncontrolling interests	1,122	1,124	5,170	4,877
NOI	228,187	215,250	896,786	852,487

Less non-same property NOI (3)	(6,847)	(2,109)	(19,781)	1,336
Same Property NOI	$221,340	213,141	$877,005	853,823
(1)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)
Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(3)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests. Also includes adjustments for earnings at the four and seven properties we acquired from our former unconsolidated RegCal and USAA partnerships in 2022 and 2021, respectively, in order to calculate growth on a comparable basis for the periods presented.

Supplemental Information 8

Reconciliations of Non-GAAP Financial Measures

For the Periods Ended December 31, 2022 and 2021

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2022	2021	2022	2021

Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Stockholders	$95,263	67,859	$482,865	361,411
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	88,356	82,765	344,629	330,364
Gain on sale of real estate	(2,534)	(61,915)	(121,835)	(100,499)
Provision for impairment of real estate	-	85,229	-	95,815
Exchangeable operating partnership units	411	300	2,105	1,615
Nareit Funds From Operations	$181,496	174,238	$707,764	688,706

Nareit FFO per share (diluted)	$1.05	1.01	$4.10	4.02
Weighted average shares (diluted)	172,327	172,626	172,540	171,456

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$181,496	174,238	$707,764	688,706
Adjustments to reconcile to Core Operating Earnings (1):
Not Comparable Items
Early extinguishment of debt	-	-	176	-
Promote income	-	-	-	(13,589)
Certain Non Cash Items
Straight-line rent	(2,175)	(3,240)	(11,327)	(13,534)
Uncollectible straight-line rent	(4,545)	(6,124)	(14,155)	(5,965)
Above/below market rent amortization, net	(5,528)	(5,791)	(21,434)	(23,889)
Debt premium/discount amortization	1	(105)	(184)	(565)
Core Operating Earnings	$169,249	158,978	$660,840	631,164

Core Operating Earnings per share (diluted)	$0.98	0.92	$3.83	3.68
Weighted average shares (diluted)	172,327	172,626	172,540	171,456

Reconciliation of Net Income to Nareit EBITDAre:

Net Income	$96,385	68,983	$488,035	366,288
Adjustments to reconcile to Nareit EBITDAre (2):
Interest expense	41,779	41,471	166,495	166,043
Income tax expense	(118)	615	(39)	943
Depreciation and amortization	89,571	84,010	349,476	335,424
Gain on sale of real estate	(2,534)	(61,915)	(121,753)	(100,499)
Provision for impairment of real estate	-	85,229	-	95,815
Nareit EBITDAre	$225,083	218,393	$882,214	864,014

Reconciliation of Nareit EBITDAre to Operating EBITDAre:

Nareit EBITDAre	$225,083	218,393	$882,214	864,014
Adjustments to reconcile to Operating EBITDAre (2):
Early extinguishment of debt	-	-	176	-
Promote income	-	-	-	(13,589)
Straight-line rent, net	(6,593)	(9,443)	(25,620)	(19,579)
Above/below market rent amortization, net	(5,529)	(5,797)	(21,439)	(23,958)
Operating EBITDAre	$212,961	203,153	$835,331	806,888
(1)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.
(2)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information 9

Capital Expenditures and Additional Disclosures

For the Periods Ended December 31, 2022 and 2021

(in thousands)

	Three Months Ended		Year to Date
	2022	2021	2022	2021
Capital Expenditures:

Operating Properties (1)
Tenant allowance and landlord work	$10,671	10,201	$48,638	32,788
Leasing commissions	4,037	3,540	15,529	13,184
Leasing Capital Expenditures	14,708	13,741	64,167	45,972

Building improvements	12,817	10,799	33,659	24,596
Operating Capital Expenditures	$27,525	24,540	$97,826	70,568

Development & Redevelopment Properties (1)
Ground-up development	$9,240	7,559	$36,649	21,414
Redevelopment	27,656	19,874	76,346	84,771
Development & Redevelopment Expenditures	$36,896	27,433	$112,995	106,185

Additional Disclosures:

Other Non Cash Expense (2)
Derivative amortization	$110	110	$438	438
Debt cost amortization	1,593	1,575	6,152	6,895
Stock-based compensation	3,968	3,183	16,667	12,651
Other Non Cash Expense	$5,671	4,868	$23,257	19,984
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.
(2)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.

Supplemental Information 10

Summary of Consolidated Debt

December 31, 2022 and 2021

(in thousands)

Total Debt Outstanding:	12/31/2022	12/31/2021
Notes Payable:
Fixed rate mortgage loans	$474,193	$469,953
Variable rate mortgage loans	4,188	5,000
Fixed rate unsecured public debt	3,053,550	3,050,632
Fixed rate unsecured private debt	194,823	193,359
Total	$3,726,754	$3,718,944

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2023	$9,695	59,383	-	69,078	3.43%
2024	4,849	90,758	250,000	345,607	3.70%
2025	3,732	44,250	250,000	297,982	3.82%
2026	3,922	112,365	200,000	316,287	3.78%
2027	3,788	137,915	525,000	666,703	3.66%
2028	2,799	170	300,000	302,969	4.13%
2029	22	146	425,000	425,168	2.95%
2030	24	-	600,000	600,024	3.70%
2031	26	-	-	26	0.00%
2032	2	3	-	5	8.00%
>10 years	-	-	725,000	725,000	4.56%
Unamortized debt premium/(discount), net of issuance costs	-	4,532	(26,627)	(22,095)
	$28,859	449,522	3,248,373	3,726,754	3.82%

Percentage of Total Debt:	12/31/2022	12/31/2021
Fixed	99.9%	99.9%
Variable	0.1%	0.1%

Current Weighted Average Contractual Interest Rates:(2)
Fixed	3.8%	3.8%
Variable	5.7%	1.6%
Combined	3.8%	3.8%

Current Weighted Average Effective Interest Rate:(3)
Combined	4.0%	4.1%

Average Years to Maturity:
Fixed	8.6	9.6
Variable	2.2	1.2
(1)
Includes unsecured public and private placement debt and any drawn balance on unsecured revolving line of credit.
(2)
Interest rates are calculated as of the quarter end.
(3)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Supplemental Information 11

Summary of Consolidated Debt

December 31, 2022 and 2021

(in thousands)

		Contractual		Effective
Lender	Collateral	Rate		Rate(1)	Maturity	12/31/2022	12/31/2021
Secured Debt - Fixed Rate Mortqaqe Loans
Wells Fargo	Hewlett I	4.41%			01/06/23	$8,879	$9,061
TD Bank	Black Rock Shopping Center	2.80%			04/01/23	18,637	19,029
State Farm Life Insurance Company	Tech Ridge Center	5.83%			06/01/23	715	2,066
American United Life Insurance Company	Westport Plaza	7.49%			08/01/23	1,457	1,789
TD Bank	Brickwalk Shopping Center	3.35%			11/01/23	31,131	31,763
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.50%			02/28/24	3,916	6,801
Prudential Insurance Company of America	4S Commons Town Center	3.50%			06/05/24	80,811	82,531
Ellis Partners	Pruneyard	4.25%			06/30/24	2,200	2,200
Great-West Life & Annuity Insurance Co	Erwin Square	3.78%			09/01/24	10,000	10,000
PNC Bank	Circle Marina Center	2.54%			03/17/25	24,000	24,000
Prudential Insurance Company of America	Country Walk Plaza	3.91%			11/05/25	16,000	16,000
Santander Bank	Baederwood Shoppes	3.25%			12/19/26	24,365	-
Metropolitan Life Insurance Company	Westbury Plaza	3.76%			02/01/26	88,000	88,000
The Guardian Life Insurance of America	Willa Springs	3.81%			03/01/27	16,700	16,700
The Guardian Life Insurance of America	Alden Bridge	3.81%			03/01/27	26,000	26,000
The Guardian Life Insurance of America	Bethany Park Place	3.81%			03/01/27	10,200	10,200
The Guardian Life Insurance of America	Blossom Valley	3.81%			03/01/27	22,300	22,300
The Guardian Life Insurance of America	Dunwoody Hall	3.81%			03/01/27	13,800	13,800
The Guardian Life Insurance of America	Hasley Canyon Village	3.81%			03/01/27	16,000	16,000
PNC Bank	Fellsway Plaza	4.06%			06/02/27	35,446	36,019
New York Life Insurance	Oak Shade Town Center	6.05%			05/10/28	4,869	5,606
New York Life Insurance	Von's Circle Center	5.20%			10/10/28	5,031	5,751
New York Life Insurance	Copps Hill Plaza	6.06%			01/01/29	8,962	10,145
City of Rollingwood	Shops at Mira Vista	8.00%			03/01/32	180	192
John Hancock Life Insurance Company	Kirkwood Commons	7.68%			10/01/22	-	6,495
Unamortized premiums on assumed debt of acquired properties, net of issuance costs						4,594	7,505
Total Fixed Rate Mortgage Loans		3.74%		3.50%		$474,193	$469,953

Unsecured Debt
Debt Offering (5/16/14)	Fixed-rate unsecured	3.75%			06/15/24	$250,000	$250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.90%			11/01/25	250,000	250,000
Debt Placement (5/11/16)	Fixed-rate unsecured	3.81%			05/11/26	100,000	100,000
Debt Placement (8/11/16)	Fixed-rate unsecured	3.91%			08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.60%			02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.13%			03/15/28	300,000	300,000
Debt Offering (8/13/19)	Fixed-rate unsecured	2.95%			09/15/29	425,000	425,000
Debt Offering (5/13/20)	Fixed-rate unsecured	3.70%			06/15/30	600,000	600,000
Debt Offering (1/17/17)	Fixed-rate unsecured	4.40%			02/01/47	425,000	425,000
Debt Offering (3/6/19)	Fixed-rate unsecured	4.65%			03/15/49	300,000	300,000
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.865%	(2)		03/23/25	-	-
Unamortized debt discount and issuance costs						(26,627)	(31,009)
Total Unsecured Debt, Net of Discounts		3.83%		3.98%		$3,248,373	$3,243,991

Variable Rate Mortgage Loans
PNC Bank	Market at Springwoods Village	SOFR + 1.40%			03/28/25	$4,250	$5,000
Unamortized debt discount and issuance costs						(62)	-
Total Variable Rate Mortgage Loans		5.70%		6.19%		$4,188	$5,000

Total		3.82%		4.04%		$3,726,754	$3,718,944
(1)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.
(2)
Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option. Effective 1/12/2023, the interest rate has been amended to SOFR plus a 0.10% market adjustment plus our current applicable margin of 0.865%.

Supplemental Information 12

Summary of Unsecured Debt Covenants and Leverage Ratios

December 31, 2022

(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000
	01/17/17	02/01/27	3.600%	$525,000
	03/09/18	03/15/28	4.125%	$300,000
	08/20/19	09/15/29	2.950%	$425,000
	05/13/20	06/15/30	3.700%	$600,000
	01/17/17	02/01/47	4.400%	$425,000
	03/06/19	03/15/49	4.650%	$300,000

Unsecured Public Debt Covenants:	Required	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Fair Market Value Calculation Method Covenants (1) (2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	26%	26%	26%	26%	27%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	3%	3%	3%	3%	3%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.6x	5.7x	5.8x	5.6x	5.5x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	400%	399%	397%	394%	388%

Ratios:		12/31/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Consolidated Only

Net debt to total market capitalization		25.4%	27.9%	26.2%	22.4%	21.9%
Net debt to real estate assets, before depreciation		30.0%	29.5%	29.9%	29.7%	30.4%
Net debt to total assets, before depreciation		27.7%	27.3%	27.6%	27.4%	28.1%

Net debt to Operating EBITDAre - TTM		4.5x	4.4x	4.5x	4.4x	4.6x
Fixed charge coverage		5.2x	5.2x	5.2x	5.2x	5.1x
Interest coverage		5.6x	5.6x	5.6x	5.6x	5.5x

Unsecured assets to total real estate assets		89.5%	89.4%	89.2%	89.5%	89.4%
Unsecured NOI to total NOI - TTM		90.9%	91.0%	90.9%	90.8%	90.6%
Unencumbered assets to unsecured debt		326%	324%	323%	318%	318%

Total Pro-Rata Share

Net debt to total market capitalization		27.9%	30.7%	28.8%	24.9%	24.2%
Net debt to real estate assets, before depreciation		31.8%	31.5%	31.8%	31.7%	32.3%
Net debt to total assets, before depreciation		29.3%	29.0%	29.4%	29.3%	29.8%

Net debt to Operating EBITDAre - TTM		5.0x	5.0x	5.0x	4.9x	5.1x
Fixed charge coverage		4.7x	4.6x	4.6x	4.6x	4.5x
Interest coverage		5.1x	5.0x	5.0x	5.0x	4.9x
(1)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.
(2)
Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing.

Supplemental Information 13

Summary of Unconsolidated Debt

December 31, 2022 and 2021

(in thousands)

Total Debt Outstanding:	12/31/2022	12/31/2021
Mortgage loans payable:
Fixed rate secured loans	$1,368,330	$1,345,904
Variable rate secured loans	6,167	91,663
Unsecured credit facilities variable rate	23,800	7,300
Total	$1,398,297	$1,444,867

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Contractual Interest Rate on Maturities
2023	$3,194	125,108	-	128,302	51,187	4.90%
2024	2,205	33,690	-	35,895	14,298	3.87%
2025	3,433	139,683	-	143,116	43,908	3.62%
2026	3,807	218,883	23,800	246,490	79,741	4.91%
2027	3,802	32,800	-	36,602	12,420	2.60%
2028	3,235	83,596	-	86,831	27,177	4.03%
2029	2,724	60,000	-	62,724	12,959	4.34%
2030	1,860	179,317	-	181,177	70,399	2.86%
2031	370	352,240	-	352,610	137,070	3.14%
2032	388	129,000	-	129,388	51,678	2.97%
>10 Years	617	5,497	-	6,114	1,223	4.72%
Unamortized debt premium/(discount) and issuance costs (2)	-	(10,952)	-	(10,952)	(3,800)
	$25,635	1,348,862	23,800	1,398,297	498,260	3.72%

Percentage of Total Debt:	12/31/2022	12/31/2021
Fixed	97.9%	93.2%
Variable	2.1%	6.8%

Current Weighted Average Contractual Interest Rates:(1)
Fixed	3.7%	3.7%
Variable	5.9%	2.5%
Combined	3.7%	3.6%

Current Weighted Average Effective Interest Rates:(2)
Combined	3.9%	3.7%

Average Years to Maturity:
Fixed	5.5	5.6
Variable	3.1	0.3
(1)
Interest rates are calculated as of the quarter end.
(2)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Supplemental Information 14

Unconsolidated Investments

December 31, 2022

(in thousands)

					Regency
Investment Partner and	Number of	Total	Total	Total	Ownership	Share	Investment	Equity
Portfolio Summary Abbreviation	Properties	GLA	Assets	Debt	Interest	of Debt	December 31, 2022	Pick-up
State of Oregon
(JV-C, JV-C2)	20	2,274	$544,420	$267,937	20.00%	$53,587	$49,180	$3,552
(JV-CCV)	1	559	96,002	74,775	30.00%	22,432	5,836	1,669
	21	2,833	640,422	342,712
GRI
(JV-GRI)	66	8,435	1,501,876	917,622	40.00%	367,049	155,302	35,819

CalSTRS
(JV-RC) (1)	1	104	24,326	-	25.00%	-	5,789	4,499

NYSCRF
(JV-NYC) (2)	0	0	2,468	-	30.00%	-	674	9,173

Publix
(JV-O)	2	215	25,901	-	50.00%	-	12,874	1,618

Individual Investors
Ballard Blocks	2	249	126,482	-	49.90%	-	62,624	1,300
Town and Country Center	1	73	206,931	91,935	35.00%	32,177	40,409	819
Others	3	402	79,599	46,028	50.00%	23,015	17,689	1,375

	96	12,311	$2,608,005	$1,398,297		$498,260	$350,377	$59,824
(1)
On April 1, 2022, Regency completed the purchase of its partner's 75% interest in four of the six properties held in the portfolio for $88.5 million, net of cash assumed. Additionally, one of the remaining properties was sold to a third party in April 2022. A single operating property remains in the partnership.
(2)
On May 25, 2022, the NYC partnership sold the remaining two properties and distributed sales proceeds to the members. Liquidation and dissolution will follow final distributions.

Supplemental Information 15

Property Transactions

December 31, 2022

(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
Mar-22	Naperville Plaza	Oregon (20%)	Chicago, IL	115	$10,476		Trader Joe's, Casey's Foods, Oswald Pharmacy
Mar-22	Island Village		Seattle, WA	106	30,650		Safeway, Rite Aid
Apr-22	RegCal JV Portfolio (1)		Various	523	88,500		Whole Foods, Trader Joe's, Safeway
May-22	Baederwood Shopping Center	Charter (80%)	Philadelphia, PA	116	41,282		Whole Foods
Oct-22	East Meadow Plaza		New York, NY	205	30,000		Lidl
Nov-22	Kroger New Albany Center(2)		Cincinnati, OH	93	9,000		Kroger
	Property Total			1,158	$209,908	5.1%

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Sales Price	Weighted Average Cap Rate	Anchor(s)
Jan-22	Costa Verde Center		San Diego, CA	179	$125,000		Bristol Farms
Mar-22	Valley Centre	GRI (40%)	Baltimore, MD	220	12,704		Aldi, Michael's, PetSmart, TJ Maxx, Ross Dress for Less, Surplus Furniture & Mattress
Apr-22	Providence Commons	CalSTRS (25%)	Charlotte, NC	74	5,775		Harris Teeter
May-22	The Grove	NYC (30%)	Orlando, FL	152	19,125		Publix
May-22	Riverfront Plaza	NYC (30%)	New York, NY	129	15,000		ShopRite
Dec-22	Salerno Village		Miami, FL	5	1,440		0
	Property/Outparcel(s) Total			759	$179,044	3.0% (3)

	Non-Income Producing Land Total				$12,190

Note: Retailers in parenthesis are shadow anchors and not a part of the owned property.

(1)
Regency closed on the purchase of its partner's 75% interest in four properties from the RegCal joint venture. At Dec 31, 2022, this JV portfolio has one remaining operating property.
(2)
Regency closed on the purchase of its partner's 50% interest in Kroger New Albany Center, and the property is now 100% Regency owned.
(3)
Weighted average cap rate for 2022 dispositions is 6.5% excluding the sale of Costa Verde in 1Q22 ($125M at a ~1.5% cap rate).

Supplemental Information 16

Summary of In-Process Developments and Redevelopments

December 31, 2022

(in thousands)

In-Process Developments and Redevelopments (1)
Shopping Centers	Market	Grocer/Anchor Tenant	Center GLA(a)	Center % Leased	Project Start	Est Initial Rent Commencement(b)	Est Stabilization Year(c)	REG'S Est Net Project Costs	% of Costs Incurred	Stabilized Yield(d)
Ground-up Developments			511	85%				$55,914	44%	7% +/-
Glenwood Green (2)(3)	Metro NYC	ShopRite / Target	355	83%	Q1-2022	2H-2023	2025	45,530	45%	7% +/-
Eastfield at Baybrook (2)	Houston, TX	H.E.B.	156	94%	Q2-2022	2H-2023	2025	10,384	37%	8% +/-
Redevelopments			3,001	90%				$244,941	52%	8% +/-
The Crossing Clarendon (4)	Metro DC	Life Time Fitness	129	97%	Q4-2018	1H-2022	2024	56,002	71%	8% +/-
The Abbot	Boston, MA	Retail / Office Users	64	77%	Q2-2019	2H-2022	2024	59,033	87%	9% +/-
Westbard Square Phase I (4)(5)	Bethesda, MD	Giant	123	67%	Q2-2021	2H-2023	2025	37,269	47%	6% +/-
Buckhead Landing	Atlanta, GA	Publix	152	74%	Q2-2022	2H-2024	2025	27,709	10%	6% +/-
Town and Country Center (4)	Los Angeles, CA	Whole Foods	147	60%	Q4-2022	1H-2026	2027	24,525	3%	15% +/-
Various Redevelopments (est costs < $10 million individually)			2,386	94%				40,403	46%	8% +/-
Total In-Process (In Construction)			3,512	89%				$300,855	51%	8% +/-

In Process Development and Redevelopment Descriptions
Ground-up Developments
Glenwood Green

Located in Old Bridge, NJ (Metro NYC) and situated on Route 9, Glenwood Green is a 355k SF ground-up development anchored by Target, ShopRite and a medical office building; and includes approximately 70k SF of in-line shop space and leased outparcels.

Eastfield at Baybrook

Phase 1B of ground-up development in Houston, TX. The scope for Phase 1B calls for in-line shop space & outparcels for ground lease, representing approximately 50K SF. Combined with the previously completed Phase 1A, which features the market's leading grocer, H.E.B., Baybrook East will be approximately 156K SF.

Redevelopments
The Crossing Clarendon

Redevelopment of vacant, four-story, 1960's-era office building into a modern 129k SF mixed-use "Loft" building to complement the existing dominant, mixed-use center in Arlington, VA. The building will include ground floor retail and 110k SF of space leased to high-end health club Life Time Fitness.

The Abbot	Generational redevelopment and modernization of three historic buildings in the heart of Harvard Square into an unparalleled mixed-use project with flagship retail and Class A office space.
Westbard Square Phase I

Existing property includes a Giant-anchored retail center, a 3-level office building, two gas stations, and a vacant senior housing building. Phase I of the redevelopment will include construction of a 123k SF retail building anchored by a 70k SF Giant, and realignment of Westbard Avenue at the intersection with River Road. Regency will also participate in a joint venture whereby the partner will construct a ~100-unit senior living building.

Buckhead Landing

Buckhead Landing will be anchored by a 55k SF Publix with 38k SF of junior anchors and 57k SF of restaurant & retail space. This redevelopment will include the complete scrape and rebuild of the existing anchor box, in addition to delivering extensive site improvements and enhanced placemaking.

Town and Country Center

Located in Los Angeles, CA, directly across from The Grove and The Original Farmers Market, this transformational redevelopment will include the demolition of a former Kmart building into new retail space and approximately 300 luxury mid-rise apartments. Regency has partnered with a leading multifamily developer, who will construct the apartments on a ground lease.

Various Redevelopments (est costs < $10 million individually)	Various Redevelopment properties where estimated incremental costs at each project are less than $10 million.

See page 18 for footnotes

Supplemental Information 17

Development and Redevelopment Current Year Completions

December 31, 2022

(in thousands)

Current Year Development and Redevelopment Completions
Shopping Center Name	Market	Center GLA(a)	Center % Leased	Project Start	Est Initial Rent Commencement(b)	Est Stabilization Year(c)	REG's Est Net Project Costs	% of Costs Incurred	Stabilized Yield(d)
Ground-up Developments		175	91%				$48,238	90%	7% +/-
Carytown Exchange - Phase I & II (2)(3)	Richmond, VA	116	86%	Q4-2018	2H-2020	2024	29,268	90%	7% +/-
East San Marco (2)	Jacksonville, FL	59	100%	Q4-2020	2H-2022	2023	18,970	91%	8% +/-
Redevelopments		1,925	93%				$73,718	96%	7% +/-
Sheridan Plaza	Hollywood, FL	507	95%	Q3-2019	2H-2020	2023	11,915	97%	10% +/-
Preston Oaks (2)	Dallas, TX	103	100%	Q4-2020	1H-2021	2023	19,658	91%	8% +/-
Serramonte Center- Phases 1 & 2 (6)	San Francisco, CA	1,072	90%	Q4-2020	2H-2021	2022	33,229	97%	5% +/-
Various Redevelopment Completions (est costs < $10 million individually)		243	97%				8,916	100%	7% +/-
Total Completions		2,100	93%				$121,956	94%	7% +/-
(a)
Center GLA represents 100% of the owned GLA at the property, unless footnoted otherwise.
(b)
Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(c)
Estimated Stabilization Year represents the estimated year that the project will reach the stated stabilized yield on an annualized basis.
(d)
A stabilized yield for a redevelopment property represents the incremental NOI (estimated stabilized NOI less NOI prior to project commencement) divided by the total project costs.

(1)
Scope, economics and timing of development and redevelopment projects could change materially from estimates provided.
(2)
Ground-up development or redevelopment that is excluded from the Same Property NOI pool.
(3)
Carytown and Glenwood Green estimated costs represent Regency's pro-rata share of 64% and 70%, respectively.
(4)
GLA and % Leased represents: The Crossing Clarendon - office building only; Westbard Square - Phase I only; Town and Country Center - fully redeveloped center (existing center is 73k SF and 100% leased).
(5)
Estimated costs are net of expected land sale proceeds of $50m. Combined net project costs for phase I and future phases are expected to be $80m - $90m with an incremental yield of 6% - 7%. Future phase(s) will include ~200 units of apartments, 44k SF of additional retail, and ~100 for-sale townhomes.
(6)
During the fourth quarter of 2022, the first two phases of the previously-disclosed redevelopment project at Serramonte Center were completed and stabilized, and as a result have been removed from the in-process pipeline. Future phases, including the addition of two exterior pads and the redevelopment of the former JC Penney space, are expected to start construction in the second half of 2023.

Note: Regency’s Estimate of Net GAAP Project Costs, after additional interest and overhead capitalization, are $344,597 for Ground-up Developments and Redevelopments In-Process. Percent of costs incurred is 49% for Ground-up Developments and Redevelopments In-Process.

Supplemental Information 18

Leasing Statistics

December 31, 2022

(Retail Operating Properties Only)

Leasing Statistics - Comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2022	433	1,692	$26.80	7.2%	15.1%	6.6	$6.15
3rd Quarter 2022	459	2,191	23.08	7.3%	13.8%	5.8	4.46
2nd Quarter 2022	411	1,307	33.65	8.8%	17.1%	6.8	9.46
1st Quarter 2022	377	1,688	25.00	6.5%	13.2%	5.5	3.82
Total - 12 months	1,680	6,877	$26.37	7.4%	14.7%	6.1	$5.63

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2022	102	279	$32.01	5.9%	16.7%	8.8	$32.20
3rd Quarter 2022	105	270	34.64	14.1%	26.3%	8.7	32.96
2nd Quarter 2022	111	358	31.56	18.3%	28.4%	10.5	27.50
1st Quarter 2022	88	230	31.77	8.1%	19.3%	8.3	22.94
Total - 12 months	406	1,136	$32.47	12.0%	23.1%	9.2	$29.12

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2022	331	1,413	$25.90	7.5%	14.7%	6.2	$1.63
3rd Quarter 2022	354	1,921	21.55	5.9%	11.3%	5.4	0.71
2nd Quarter 2022	300	949	34.43	5.8%	13.5%	5.4	2.65
1st Quarter 2022	289	1,458	24.00	6.2%	12.0%	5.1	1.00
Total - 12 months	1,274	5,741	$25.24	6.4%	12.8%	5.6	$1.32

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft			Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2022	498	2,020	$25.67			6.4	$9.91
3rd Quarter 2022	528	2,497	23.37			5.5	6.01
2nd Quarter 2022	465	1,572	32.60			6.0	9.77
1st Quarter 2022	452	2,103	25.86			5.7	7.53
Total - 12 months	1,943	8,192	$26.27			5.9	$8.08

Notes:

•
Represents Regency's wholly owned and pro-rata share of co-investment partnerships.
•
All amounts reported at execution.
•
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
•
Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all leasing transactions, including spaces vacant > 12 months.
•
Rent Spreads % (Cash) represent the percentage change between the initial 12 months of rent of the executed lease and the rent over the last 12 months of the prior lease.
•
Rent Spreads % (Straight-lined) represent the percentage change between the average rent over the duration of the executed lease and the average rent over the duration of the prior lease.
•
Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements.
•
Excludes Non-Retail Properties.
•
Third quarter renewals and totals restated due to renegotiation of anchor renewal in the fourth quarter.

Supplemental Information 19

Annual Base Rent by State

December 31, 2022

(in thousands)

State	Number of Properties	GLA	% Leased (1)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
California	70	9,096	94.3%	$254,865	$29.62	17.3%	21.0%	26.0%
Florida	94	11,006	95.2%	208,322	19.88	23.3%	25.4%	21.3%
Texas	30	3,525	97.7%	72,409	20.99	7.4%	8.1%	7.4%
New York	17	2,010	89.3%	63,081	35.14	4.2%	4.6%	6.4%
Virginia	21	1,669	92.9%	45,576	28.95	5.2%	3.9%	4.7%
Georgia	22	2,120	94.0%	45,515	22.98	5.4%	4.9%	4.7%
Connecticut	15	1,527	91.4%	36,476	25.92	3.7%	3.5%	3.7%
Washington	17	1,267	97.5%	34,209	27.72	4.2%	2.9%	3.5%
North Carolina	17	1,594	94.2%	34,104	22.11	4.2%	3.7%	3.5%
Illinois	10	1,338	97.7%	26,484	20.93	2.5%	3.1%	2.7%
Massachusetts	8	897	97.6%	25,690	29.24	2.0%	2.1%	2.6%
Colorado	19	1,408	95.8%	22,337	16.45	4.7%	3.3%	2.3%
Pennsylvania	10	711	94.7%	18,128	26.89	2.5%	1.6%	1.9%
Maryland	11	583	93.3%	16,254	29.37	2.7%	1.3%	1.7%
Ohio	8	1,224	95.6%	15,895	13.38	2.0%	2.8%	1.6%
Oregon	8	779	96.7%	15,125	20.38	2.0%	1.8%	1.5%
New Jersey	5	649	88.0%	12,582	22.02	1.2%	1.5%	1.3%
Minnesota	5	390	95.1%	7,350	19.01	1.2%	0.9%	0.8%
Indiana	3	335	99.3%	5,628	17.32	0.7%	0.8%	0.6%
Tennessee	3	314	97.2%	5,434	17.26	0.7%	0.7%	0.6%
Missouri	4	408	99.1%	4,484	11.03	1.0%	0.9%	0.5%
Delaware	2	255	99.5%	4,288	17.67	0.5%	0.6%	0.4%
South Carolina	2	83	98.7%	2,075	25.34	0.5%	0.2%	0.2%
Washington, D.C.	2	30	89.0%	1,511	57.38	0.5%	0.1%	0.2%
Michigan	1	97	74.0%	626	8.71	0.2%	0.2%	0.1%
Total All Properties	404	43,314	94.8%	$978,449	$23.77	100%	100%	100%
Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships.

(1)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 20

Annual Base Rent by CBSA

December 31, 2022

(in thousands)

Largest CBSAs by Population (1)	Number of Properties	GLA	% Leased (2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
1) New York-Newark-Jersey City	20	2,283	89.8%	$72,100	$35.15	5.0%	5.3%	7.4%
2) Los Angeles-Long Beach-Anaheim	24	2,444	97.5%	72,523	30.44	5.9%	5.6%	7.4%
3) Chicago-Naperville-Elgin	11	1,617	95.2%	31,073	20.18	2.7%	3.7%	3.2%
4) Dallas-Fort Worth-Arlington	11	913	96.7%	19,733	22.35	2.7%	2.1%	2.0%
5) Houston-Woodlands-Sugar Land	14	1,778	97.7%	34,884	20.08	3.5%	4.1%	3.6%
6) Washington-Arlington-Alexandri	27	1,816	95.1%	52,563	30.42	6.7%	4.2%	5.4%
7) Philadelphia-Camden-Wilmington	10	1,167	90.3%	22,070	20.93	2.5%	2.7%	2.3%
8) Atlanta-SandySprings-Alpharett	22	2,120	93.6%	45,515	23.12	5.4%	4.9%	4.7%
9) Miami-Ft Lauderdale-PompanoBch	41	5,308	92.9%	109,135	21.96	10.1%	12.3%	11.2%
10) Phoenix-Mesa-Chandler	-	-	-	-	-	-	-	-
11) Boston-Cambridge-Newton	8	897	97.6%	25,690	29.35	2.0%	2.1%	2.6%
12) Rvrside-San Bernardino-Ontario	1	99	90.5%	3,083	31.71	0.2%	0.2%	0.3%
13) San Francisco-Oakland-Berkeley	18	3,349	98.4%	92,128	30.40	4.5%	7.7%	9.4%
14) Detroit-Warren-Dearborn	-	-	-	-	-	-	-	-
15) Seattle-Tacoma-Bellevue	17	1,267	97.5%	34,209	27.69	4.2%	2.9%	3.5%
16) Minneapol-St. Paul-Bloomington	5	390	99.3%	7,350	19.00	1.2%	0.9%	0.8%
17) San Diego-Chula Vista-Carlsbad	10	1,369	98.3%	41,101	30.52	2.5%	3.2%	4.2%
18) Tampa-St Petersburg-Clearwater	9	1,296	97.7%	25,341	20.00	2.2%	3.0%	2.6%
19) Denver-Aurora-Lakewood	11	940	95.5%	14,679	16.34	2.7%	2.2%	1.5%
20) Baltimore-Columbia-Towson	4	267	99.5%	6,696	27.18	1.0%	0.6%	0.7%
21) St. Louis	4	408	92.4%	4,484	11.03	1.0%	0.9%	0.5%
22) Charlotte-Concord-Gastonia	4	604	97.8%	14,379	24.37	1.0%	1.4%	1.5%
23) Orlando-Kissimmee-Sanford	7	837	95.0%	15,500	19.50	1.7%	1.9%	1.6%
24) San Antonio-New Braunfels	-	-	-	-	-	-	-	-
25) Portland-Vancouver-Hillsboro	5	436	94.1%	8,567	20.86	1.2%	1.0%	0.9%
26) Austin-Round Rock-Georgetown	5	834	-	17,792	21.59	1.2%	1.9%	1.8%
27) Sacramento-Roseville-Folsom	4	318	98.9%	7,557	24.02	1.0%	0.7%	0.8%
28) Pittsburgh	-	-	-	-	-	-	-	-
29) Las Vegas-Henderson-Paradise	-	-	-	-	-	-	-	-
30) Cincinnati	5	902	95.6%	11,970	13.88	1.2%	2.1%	1.2%
31) Kansas City	-	-	-	-	-	-	-	-
32) Columbus	3	322	100.0%	3,925	12.19	0.7%	0.7%	0.4%
33) Indianapolis-Carmel-Anderson	2	56	82.9%	1,039	22.56	0.5%	0.1%	0.1%
34) Cleveland-Elyria	-	-	-	-	-	-	-	-
35) Nashvil-Davdsn-Murfree-Frankln	3	314	99.1%	5,434	17.45	0.7%	0.7%	0.6%
36) San Jose-Sunnyvale-Santa Clara	6	645	96.8%	19,356	30.99	1.5%	1.5%	2.0%
37) Virginia Beach-Norfolk-Newport News	-	-	-	-	-	-	-	-
38) Providence-Warwick	-	-	-	-	-	-	-	-
39) Jacksonville	20	1,924	96.9%	31,577	16.94	5.0%	4.4%	3.2%
40) Milwaukee-Waukesha	-	-	-	-	-	-	-	-
41) Raleigh-Cary	9	692	97.4%	14,683	21.78	2.2%	1.6%	1.5%
42) Oklahoma City	-	-	-	-	-	-	-	-
43) Memphis	-	-	-	-	-	-	-	-
44) Richmond	3	199	89.3%	4,082	22.99	0.7%	0.5%	0.4%
45) Louisville/Jefferson County	-	-	-	-	-	-	-	-
46) Salt Lake City	-	-	-	-	-	-	-	-
47) New Orleans-Metairie	-	-	-	-	-	-	-	-
48) Hartford-E Hartford-Middletown	2	301	96.3%	5,736	19.78	0.5%	0.7%	0.6%
49) Buffalo-Cheektowaga	-	-	-	-	-	-	-	-
50) Birmingham-Hoover	-	-	-	-	-	-	-	-
Top 50 CBSAs by Population	345	38,112	95.0%	$875,954	$24.15	85.4%	88.0%	89.5%

CBSAs Ranked 51 - 75 by Population	22	1,940	92.9%	51,255	28.06	5.4%	4.5%	5.2%

CBSAs Ranked 76 - 100 by Population	14	885	92.8%	14,406	17.53	3.5%	2.0%	1.5%

Other CBSAs	23	2,377	93.9%	36,834	16.51	5.7%	5.5%	3.8%

Total All Properties	404	43,314	94.8%	$978,449	$23.77	100%	100%	100%

Note: Represents Regency's wholly owned and pro-rata share of co-investments partnerships.

(1)
Population Data Source: Synergos Technologies, Inc.
(2)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 21

Annual Base Rent By Tenant Category

December 31, 2022

Tenant Category Exposure	% of ABR(1)
Grocery	20%
Restaurant - Quick Service/Fast Casual	13%
Personal Services	7%
Restaurant - Full Service	6%
Medical	6%
Apparel/Accessories	5%
Off-Price	5%
Business Services	5%
Banks	5%
Hobby/Sports	4%
Fitness	5%
Home	3%
Office/Communications	3%
Pet	3%
Pharmacy	3%
Other	2%
Home Improvement/Auto	2%
Beauty/Cosmetics	2%
Liquor/Wine/Beer	1%
Entertainment	1%

Anchor/Shop Exposure(2)	% of ABR
Shop	56%
Anchor	44%
(1)
Represents Regency's wholly owned and pro-rata share of co-investment partnerships; includes properties in development, includes leases that are executed but have not rent commenced.
(2)
Shop tenants defined as <10K SF, Anchor tenants defined as >10K SF.

Supplemental Information 22

Significant Tenant Rents

(Includes Tenants ≥ 0.5% of ABR)

December 31, 2022

(in thousands)

#	Tenant	Tenant GLA	% of Company- Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores
1	Publix	2,876	7.0%	$31,679	3.2%	67
2	Kroger Co. (1)	2,987	7.3%	30,438	3.1%	53
3	Albertsons Companies, Inc. (2)	1,920	4.7%	29,144	3.0%	46
4	Amazon/Whole Foods	1,185	2.9%	25,756	2.6%	36
5	TJX Companies, Inc. (3)	1,457	3.6%	25,129	2.6%	63
6	CVS	663	1.6%	15,606	1.6%	56
7	Ahold/Delhaize (4)	473	1.2%	12,003	1.2%	13
8	L.A. Fitness Sports Club	474	1.2%	9,989	1.0%	13
9	Trader Joe's	282	0.7%	9,595	1.0%	28
10	JPMorgan Chase Bank	139	0.3%	9,050	0.9%	45
11	Ross Dress For Less	534	1.3%	8,775	0.9%	24
12	Nordstrom (5)	308	0.8%	8,398	0.9%	9
13	Gap, Inc. (6)	250	0.6%	7,810	0.8%	21
14	Starbucks	138	0.3%	7,776	0.8%	88
15	H.E. Butt Grocery Company (7)	482	1.2%	7,376	0.8%	6
16	Wells Fargo Bank	130	0.3%	7,039	0.7%	46
17	JAB Holding Company (8)	168	0.4%	6,904	0.7%	60
18	Petco Health & Wellness Company, Inc. (9)	286	0.7%	6,807	0.7%	30
19	Target	654	1.6%	6,790	0.7%	6
20	Bank of America	119	0.3%	6,778	0.7%	40
21	Kohl's	526	1.3%	6,247	0.6%	7
22	Best Buy	259	0.6%	6,027	0.6%	8
23	Walgreens Boots Alliance (10)	230	0.6%	5,684	0.6%	21
24	Bed Bath & Beyond Inc. (11)	325	0.8%	5,538	0.6%	11
25	Ulta	172	0.4%	5,161	0.5%	19
26	AT&T, Inc. (12)	109	0.3%	4,929	0.5%	56
27	Dick's Sporting Goods, Inc.	274	0.7%	4,832	0.5%	4
28	Life Time	111	0.3%	4,700	0.5%	1
29	Xponential Fitness (13)	118	0.3%	4,631	0.5%	72
	Top Tenants	17,649	43.3%	$320,591	32.8%	949

(1)
Kroger 20 / King Soopers 11 / Ralphs 9 / Harris Teeter 8 / Mariano's Fresh Market 3 / Quality Food Centers 2
(2)
Safeway 20 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2 / Dominick's 1 / Pavilions 1
(3)
TJ Maxx 24 / Marshalls 19 / Homegoods 18 / Homesense 1 / Sierra Trading Post 1
(4)
Giant 9 / Stop & Shop 3 / Food Lion 1
(5)
Nordstrom Rack 9
(6)
Old Navy 12 / Athleta 4 / The Gap 3 / Banana Republic 2
(7)
H.E.B. 5 / Central Market 1
(8)
Panera 29 / Peet's' Coffee & Tea 11 / Einstein Bros Bagels 10 / Bruegger’s Bagel 4 / Krispy Kreme 3 / Noah’s NY Bagels 3
(9)
Petco 25 / Unleashed by Petco 5
(10)
Walgreens 20 / Duane Reade 1
(11)
Bed Bath & Beyond 9 / Buy Buy Baby 1 / Harmon Face Values 1
(12)
AT&T 51 / Cricket 5
(13)
Club Pilates 29 / Pure Barre 14 / Row House 8 / Cyclebar 7 / Stretchlab 7 / Yoga Six 6 / AKT 1

Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships, includes properties in development, excludes leases that are executed but have not rent commenced. Amounts may not foot due to rounding.

Supplemental Information 23

Tenant Lease Expirations

December 31, 2022

(GLA in thousands)

		Anchor Tenants (1)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	29	0.1%	0.0%	$6.16
2023	1,269	3.1%	2.0%	15.15
2024	3,475	8.6%	5.7%	15.71
2025	2,977	7.4%	4.9%	15.62
2026	3,030	7.5%	5.0%	15.92
2027	3,567	8.8%	6.0%	16.21
2028	2,652	6.6%	5.1%	18.31
2029	1,366	3.4%	1.9%	13.30
2030	1,303	3.2%	2.4%	17.53
2031	867	2.1%	1.7%	18.54
2032	941	2.3%	1.7%	17.32
10 Year Total	21,474	53.2%	36.4%	$16.23
Thereafter	4,185	10.4%	7.4%	16.86
	25,658	63.6%	43.7%	$16.33

		Shop Tenants (2)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	56	0.1%	0.1%	$19.58
2023	1,535	3.8%	5.6%	34.76
2024	2,096	5.2%	7.7%	35.05
2025	2,140	5.3%	8.0%	35.94
2026	1,968	4.9%	7.5%	36.49
2027	2,159	5.4%	8.3%	36.67
2028	1,278	3.2%	5.2%	39.01
2029	689	1.7%	2.8%	38.61
2030	592	1.5%	2.4%	39.40
2031	680	1.7%	2.7%	38.74
2032	755	1.9%	3.1%	39.79
10 Year Total	13,946	34.6%	53.4%	$36.71
Thereafter	724	1.8%	2.8%	37.43
	14,670	36.4%	56.3%	$36.74

		All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	85	0.2%	0.1%	$15.03
2023	2,803	7.0%	7.6%	25.88
2024	5,571	13.8%	13.4%	22.98
2025	5,117	12.7%	12.9%	24.12
2026	4,998	12.4%	12.5%	24.02
2027	5,726	14.2%	14.3%	23.93
2028	3,930	9.7%	10.3%	25.04
2029	2,055	5.1%	4.7%	21.79
2030	1,895	4.7%	4.8%	24.36
2031	1,546	3.8%	4.4%	27.42
2032	1,695	4.2%	4.8%	27.32
10 Year Total	35,420	87.8%	89.8%	$24.29
Thereafter	4,909	12.2%	10.2%	19.89
	40,328	100%	100%	$23.76

Notes: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options. Amounts may not foot due to rounding.

(1)
Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2)
Shop tenants represent any tenant occupying less than 10,000 square feet.
(3)
Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements. Represents Regency's wholly owned and pro-rata share of co-investment partnerships.
(4)
Month to month lease or in process of renewal.

Supplemental Information 24

Portfolio Summary Report By State

December 31, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
200 Potrero			CA	San Francisco-Oakland-Berkeley	31	31	100.0%				Gizmo Art Production, INC.	$11.34
4S Commons Town Center	M	85%	CA	San Diego-Chula Vista-Carlsbad	252	252	100.0%			68	Ace Hardware, Bed Bath & Beyond, Cost Plus World Market, CVS, Jimbo's…Naturally!, Ralphs, ULTA	$33.96
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	97	97	100.0%		143	58	Albertsons, (Target)	$32.04
Balboa Mesa Shopping Center			CA	San Diego-Chula Vista-Carlsbad	207	207	100.0%			42	CVS, Kohl's, Von's	$29.07
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	122	49	99.2%			32	CVS, Mollie Stone's Market	$27.69
Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	93	93	93.7%			34	Safeway	$27.44
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	94.3%			25	24 Hour Fitness, Big 5 Sporting Goods, Childtime Childcare, Old Navy, Sprout's, Target	$20.81
Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	94.5%				Marshalls	$37.59
Circle Marina Center			CA	Los Angeles-Long Beach-Anaheim	118	118	94.8%				Staples, Big 5 Sporting Goods, Centinela Feed & Pet Supplies	$30.69
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Berkeley	260	260	90.2%			14	Grocery Outlet, Central, CVS, Dollar Tree, Ross Dress For Less	$23.66
Corral Hollow			CA	Stockton	167	167	70.4%			66	Safeway, CVS	$20.69
Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	92.4%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep	$32.94
Diablo Plaza			CA	San Francisco-Oakland-Berkeley	63	63	94.9%		53	53	Bevmo!, (Safeway), (CVS)	$41.83
El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	100.0%			31	Bristol Farms, CVS	$42.19
El Cerrito Plaza			CA	San Francisco-Oakland-Berkeley	256	256	79.5%			78	Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less, Trader Joe's, (CVS)	$29.87
El Norte Pkwy Plaza			CA	San Diego-Chula Vista-Carlsbad	91	91	99.0%			42	Von's, Children's Paradise, ACE Hardware	$20.13
Encina Grande			CA	San Francisco-Oakland-Berkeley	106	106	100.0%			38	Whole Foods, Walgreens	$35.81
Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	97.6%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$30.78
French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	98.4%			44	Stater Bros, CVS	$27.58
Friars Mission Center			CA	San Diego-Chula Vista-Carlsbad	147	147	100.0%			55	Ralphs, CVS	$39.09
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	98.8%			40	Gelson's Markets, John of Italy Salon & Spa	$32.11
Golden Hills Plaza			CA	San Luis Obispo-Paso Robles	244	244	85.6%				Lowe's, TJ Maxx	$6.92
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	100.0%			24	Sprout's Markets, Rite Aid, PETCO, Homegoods, Burlington, TJ Maxx	$27.29
Hasley Canyon Village			CA	Los Angeles-Long Beach-Anaheim	66	66	97.5%			52	Ralphs	$26.85
Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	99.9%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace, Big 5 Sporting Goods	$42.09
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	92.4%		39	39	CVS,(Albertsons)	$30.90
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.0%			43	Safeway, CVS, Ross Dress for Less	$21.72
Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	100.0%			43	Stater Bros.	$25.15

Supplemental Information 25

Portfolio Summary Report By State

December 31, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Navajo Shopping Center	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	102	41	100.0%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$15.68
Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	95.6%			58	Albertsons	$28.13
Oakshade Town Center			CA	Sacramento-Roseville-Folsom	104	104	99.3%			40	Safeway, Office Max, Rite Aid	$23.31
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	96.3%			44	Gelson's Markets, (CVS), (Ace Hardware)	$22.22
Persimmon Place			CA	San Francisco-Oakland-Berkeley	153	153	100.0%			40	Whole Foods, Nordstrom Rack, Homegoods	$37.31
Plaza Escuela			CA	San Francisco-Oakland-Berkeley	154	154	93.5%				The Container Store, Trufusion, Talbots, The Cheesecake Factory, Barnes & Noble	$44.20
Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	100.0%			37	Von's, CVS	$28.44
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	227	91	98.3%				Target, Burlington, Ross Dress for Less, Homegoods	$24.29
Point Loma Plaza	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	205	82	99.4%			50	Von's, Jo-Ann Fabrics, Marshalls, UFC Gym	$23.96
Potrero Center			CA	San Francisco-Oakland-Berkeley	227	227	76.8%			60	Safeway, 24 Hour Fitness, Ross Dress for Less, Petco	$33.03
Powell Street Plaza			CA	San Francisco-Oakland-Berkeley	166	166	97.3%			10	Trader Joe's, Bevmo!, Ross Dress For Less, Marshalls, Old Navy	$35.38
Prairie City Crossing			CA	Sacramento-Roseville-Folsom	90	90	97.5%			55	Safeway	$22.39
Raley's Supermarket	C	20%	CA	Sacramento-Roseville-Folsom	63	13	100.0%			63	Raley's	$14.00
Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%			35	Ralphs	$20.56
Rancho San Diego Village	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	153	61	95.1%			40	Smart & Final, 24 Hour Fitness, (Longs Drug)	$24.64
Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	88.4%			37	Superior Super Warehouse	$20.14
San Carlos Marketplace			CA	San Francisco-Oakland-Berkeley	154	154	100.0%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$36.29
Scripps Ranch Marketplace			CA	San Diego-Chula Vista-Carlsbad	132	132	99.5%			57	Vons, CVS	$33.05
San Leandro Plaza			CA	San Francisco-Oakland-Berkeley	50	50	100.0%		38	38	(Safeway), (CVS)	$37.66
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	96.6%			48	Pavilions, CVS	$26.73
Serramonte Center			CA	San Francisco-Oakland-Berkeley	1072	1072	89.9%				Buy Buy Baby, Cost Plus World Market, Crunch Fitness, DAISO, Dave & Buster's, Dick's Sporting Goods, Divano Homes, H&M, Macy's, Nordstrom Rack, Old Navy, Party City, Ross Dress for Less, Target, TJ Maxx, Uniqlo	$26.75
Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	116	116	97.8%		53		CVS, Crunch Fitness, (Orchard Supply Hardware)	$25.30
Silverado Plaza	GRI	40%	CA	Napa	85	34	96.4%			32	Nob Hill, CVS	$21.39
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.5%			53	Safeway	$21.11
Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	97.7%			46	Ralphs	$23.06
Tassajara Crossing			CA	San Francisco-Oakland-Berkeley	146	146	99.3%			56	Safeway, CVS, Alamo Hardware	$26.40
The Hub Hillcrest Market			CA	San Diego-Chula Vista-Carlsbad	149	149	91.0%			52	Ralphs, Trader Joe's	$42.54
The Marketplace			CA	Sacramento-Roseville-Folsom	111	111	100.0%			35	Safeway, CVS, Petco	$27.13

Supplemental Information 26

Portfolio Summary Report By State

December 31, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
The Pruneyard			CA	San Jose-Sunnyvale-Santa Clara	260	260	97.5%			13	Trader Joe's, The Sports Basement, Camera Cinemas, Marshalls	$41.19
Town and Country Center	O	35%	CA	Los Angeles-Long Beach-Anaheim	73	26	100.0%			41	Whole Foods, CVS, Citibank	$57.21
Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	97.9%			44	Stater Bros, CVS	$34.71
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	100.0%			41	Ralphs, Rite Aid	$22.25
Twin Peaks			CA	San Diego-Chula Vista-Carlsbad	208	208	97.9%			45	Target, Grocer	$22.11
Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$28.65
Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	97.8%			37	Whole Foods	$37.39
Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%			45	Von's, Ross Dress for Less, Planet Fitness	$27.52
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	98.0%			25	Safeway, Rite Aid	$20.32
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	98.9%			72	Von's, Sprouts, (CVS)	$41.86
Willows Shopping Center			CA	San Francisco-Oakland-Berkeley	247	247	78.6%				REI, UFC Gym, Old Navy, Ulta, Five Below	$30.85
Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	96.1%			78	El Super	$16.32
Woodside Central			CA	San Francisco-Oakland-Berkeley	81	81	94.9%		113		Chuck E. Cheese, Marshalls, (Target)	$26.40
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Berkeley	110	44	95.4%				Sports Basement,TJ Maxx	$40.57
			CA		10,524	9,096	94.3%	94.3%	439	2,542		$29.62
Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	360	144	91.9%			71	Applejack Liquors, Hobby Lobby, Homegoods, King Soopers, PetSmart, Sierra Trading Post, Ulta	$16.64
Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	89.5%			44	PETCO, HomeGoods, Jo-Ann Fabrics, Safeway, Ulta Salon	$19.51
Belleview Square			CO	Denver-Aurora-Lakewood	117	117	97.3%			65	King Soopers	$20.83
Boulevard Center			CO	Denver-Aurora-Lakewood	77	77	87.6%		53	53	Eye Care Specialists, (Safeway)	$31.81
Buckley Square			CO	Denver-Aurora-Lakewood	116	116	90.5%			62	Ace Hardware, King Soopers	$11.23
Centerplace of Greeley III			CO	Greeley	119	119	97.7%				Hobby Lobby, Best Buy, TJ Maxx	$11.73
Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	100.0%			72	King Soopers	$12.78
Crossroads Commons	C	20%	CO	Boulder	143	29	93.6%			66	Whole Foods, Barnes & Noble	$29.95
Crossroads Commons II	C	20%	CO	Boulder	18	4	100.0%				(Whole Foods), (Barnes & Noble)	$41.11
Falcon Marketplace			CO	Colorado Springs	22	22	100.0%		184	50	(Wal-Mart)	$25.14
Hilltop Village			CO	Denver-Aurora-Lakewood	101	101	98.7%			66	King Soopers	$12.64
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	100.0%			78	King Soopers	$11.88
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	100.0%			61	King Soopers	$12.40
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$35.01
Monument Jackson Creek			CO	Colorado Springs	85	85	98.4%			70	King Soopers	$12.52
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	96.7%			55	King Soopers	$15.95

Supplemental Information 27

Portfolio Summary Report By State

December 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	92.5%		100	100	(King Soopers)	$25.79
	Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	98.3%			70	King Soopers	$13.87
	Woodmen Plaza			CO	Colorado Springs	116	116	96.4%			70	King Soopers	$13.67
				CO		1,955	1,408	95.8%	95.8%	403	1,119		$16.45
	22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%				-	$60.00
	91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%				-	$29.47
	Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	91.2%				Old Navy, The Clubhouse	$29.66
	Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	122	122	98.1%				-	$44.79
	Brookside Plaza			CT	Hartford-E Hartford-Middletown	227	227	95.8%			60	Bed, Bath & Beyond, Burlington Coat Factory, PetSmart, ShopRite, Staples, TJ Maxx	$15.56
	Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	95.9%			12	Trader Joe's	$54.78
	Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	173	173	62.4%			59	Rite Aid, Stop & Shop, Homegoods	$26.12
	Corbin's Corner	GRI	40%	CT	Hartford-E Hartford-Middletown	186	74	98.1%			10	Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More, Trader Joe's	$31.71
	Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	100.0%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$26.78
	Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%				Kohl's, Old Navy, Party City	$20.24
	Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	95	95	88.7%				Fairfield University Bookstore, Merril Lynch	$33.96
	Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$55.98
	Southbury Green			CT	New Haven-Milford	156	156	83.9%			60	ShopRite, Homegoods	$21.79
	Westport Row			CT	Bridgeport-Stamford-Norwalk	91	91	93.0%			22	The Fresh Market, Pottery Barn	$43.32
	Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
				CT		1,638	1,527	91.4%	91.4%	0	358		$25.92
	Shops at The Columbia			DC	Washington-Arlington-Alexandri	23	23	85.8%			12	Trader Joe's	$42.56
	Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	100.0%				-	$100.30
				DC		40	30	89.0%	89.0%	0	12		$57.38
	Pike Creek			DE	Philadelphia-Camden-Wilmington	230	230	94.5%			49	Acme Markets, Edge Fitness, Pike Creek Community Hardware	$16.75
	Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	100.0%				Rite Aid	$25.44
				DE		294	255	95.1%	95.1%	0	49		$17.67
	Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	93.9%			58	-	$25.76
	Anastasia Plaza			FL	Jacksonville	102	102	97.4%			49	Publix	$15.09
	Atlantic Village			FL	Jacksonville	110	110	96.8%				LA Fitness, Pet Supplies Plus	$18.11
	Aventura Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	97	97	97.5%			49	CVS, Publix	$38.19
	Aventura Square			FL	Miami-Ft Lauderdale-PompanoBch	144	144	78.8%				Bed Bath & Beyond, DSW Warehouse, Jewelry Exchange, Old Navy	$39.74
(2)	Banco Popular Building			FL	Miami-Ft Lauderdale-PompanoBch	0	0	0.0%				-	$0.00

Supplemental Information 28

Portfolio Summary Report By State

December 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Berkshire Commons			FL	Naples-Marco Island	110	110	100.0%			66	Publix, Walgreens	$15.83
	Bird 107 Plaza			FL	Miami-Ft Lauderdale-PompanoBch	40	40	92.9%				Walgreens	$21.98
	Bird Ludlam			FL	Miami-Ft Lauderdale-PompanoBch	192	192	97.3%			44	CVS, Goodwill, Winn-Dixie	$25.60
	Bloomingdale Square			FL	Tampa-St Petersburg-Clearwater	252	252	98.0%			48	Bealls, Dollar Tree, Home Centric, LA Fitness, Publix	$19.30
	Boca Village Square			FL	Miami-Ft Lauderdale-PompanoBch	92	92	100.0%			36	CVS, Publix	$22.70
	Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	93.8%			46	Citi Trends, Pet Supermarket, Publix	$16.63
	Boynton Plaza			FL	Miami-Ft Lauderdale-PompanoBch	105	105	95.7%			54	CVS, Publix	$21.07
	Brooklyn Station on Riverside			FL	Jacksonville	50	50	97.2%			20	The Fresh Market	$28.17
	Caligo Crossing			FL	Miami-Ft Lauderdale-PompanoBch	11	11	100.0%		98		(Kohl's)	$46.34
	Carriage Gate			FL	Tallahassee	73	73	100.0%			13	Trader Joe's, TJ Maxx	$24.83
	Cashmere Corners			FL	Port St. Lucie	80	80	96.1%			44	WalMart	$14.83
	Charlotte Square			FL	Punta Gorda	91	91	94.1%			44	WalMart, Buffet City	$11.68
	Chasewood Plaza			FL	Miami-Ft Lauderdale-PompanoBch	152	152	94.9%			54	Publix, Pet Smart	$27.58
	Concord Shopping Plaza			FL	Miami-Ft Lauderdale-PompanoBch	309	309	100.0%			78	Big Lots, Dollar Tree, Home Depot, Winn-Dixie, YouFit Health Club	$13.35
	Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	75	75	84.6%			25	Aldi, Walgreens	$31.86
	Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	96.5%			51	Publix	$14.84
	Country Walk Plaza			FL	Miami-Ft Lauderdale-PompanoBch	101	101	96.7%			40	Publix, CVS	$22.44
	Countryside Shops			FL	Miami-Ft Lauderdale-PompanoBch	193	193	70.4%			46	Publix, Ross Dress for Less	$25.03
	Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	Target, (Publix)	$3.68
(2)	East San Marco			FL	Jacksonville	59	59	100.0%			39	Publix	$28.36
	Fleming Island			FL	Jacksonville	132	132	95.7%		130	48	Publix, PETCO, Planet Fitness, (Target)	$16.92
	Fountain Square			FL	Miami-Ft Lauderdale-PompanoBch	177	177	96.6%		140	46	Publix, Ross Dress for Less, TJ Maxx, Ulta, (Target)	$28.90
	Gardens Square			FL	Miami-Ft Lauderdale-PompanoBch	90	90	98.8%			42	Publix	$18.98
	Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	97.0%				Best Buy, Barnes & Noble	$20.42
	Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%			54	Publix	$17.92
	Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-PompanoBch	133	133	94.0%			50	Publix, Bealls	$16.81
	Hammocks Town Center			FL	Miami-Ft Lauderdale-PompanoBch	187	187	95.2%		86	40	CVS, Goodwill, Publix, Metro-Dade Public Library, YouFit Health Club, (Kendall Ice Arena)	$18.33
	Hibernia Pavilion			FL	Jacksonville	51	51	92.0%			39	Publix	$16.59
	John's Creek Center	C	20%	FL	Jacksonville	76	15	100.0%			45	Publix	$16.67
	Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$17.20

Supplemental Information 29

Portfolio Summary Report By State

December 31, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	116	116	98.5%				LA Fitness, Walgreens	$25.78
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	93.3%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$17.55
Mandarin Landing			FL	Jacksonville	140	140	88.5%			50	Whole Foods, Aveda Institute, Baptist Health	$19.67
Millhopper Shopping Center			FL	Gainesville	85	85	98.5%			46	Publix	$19.40
Naples Walk			FL	Naples-Marco Island	125	125	100.0%			51	Publix	$18.95
Newberry Square			FL	Gainesville	181	181	90.3%			40	Publix, Floor & Décor, Dollar Tree	$9.47
Nocatee Town Center			FL	Jacksonville	114	114	100.0%			54	Publix	$22.98
Northgate Square			FL	Tampa-St Petersburg-Clearwater	75	75	98.1%			48	Publix	$15.95
Oakleaf Commons			FL	Jacksonville	77	77	100.0%			46	Publix	$16.66
Ocala Corners			FL	Tallahassee	93	93	88.3%			61	Publix	$13.89
Old St Augustine Plaza			FL	Jacksonville	248	248	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$11.08
Pablo Plaza			FL	Jacksonville	161	161	100.0%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$18.34
Pavillion			FL	Naples-Marco Island	168	168	98.7%				LA Fitness, Paragon Theaters, J. Lee Salon Suites	$23.51
Pine Island			FL	Miami-Ft Lauderdale-PompanoBch	255	255	99.5%			40	Publix, Burlington Coat Factory, Beall's Outlet, YouFit Health Club	$15.24
Pine Ridge Square			FL	Miami-Ft Lauderdale-PompanoBch	118	118	97.7%			17	The Fresh Market, Bed Bath & Beyond, Marshalls, Ulta	$19.23
Pine Tree Plaza			FL	Jacksonville	63	63	96.9%			38	Publix	$14.58
Pinecrest Place			FL	Miami-Ft Lauderdale-PompanoBch	70	70	96.0%		173	47	Whole Foods, (Target)	$40.60
Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	203	41	100.0%			51	Publix, Eddie V's	$32.31
Point Royale Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	202	202	100.0%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Planet Fitness, Rana Furniture	$16.80
Prosperity Centre			FL	Miami-Ft Lauderdale-PompanoBch	124	124	96.3%				Bed Bath & Beyond, Office Depot, TJ Maxx, CVS	$23.41
Regency Square			FL	Tampa-St Petersburg-Clearwater	352	352	96.1%		66		AMC Theater, Dollar Tree, Five Below, Marshalls, Michael's, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta, Old Navy, (Best Buy), (Macdill)	$19.79
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	90.0%			40	Publix, Beall's, Harbor Freight Tools	$12.28
Sawgrass Promenade			FL	Miami-Ft Lauderdale-PompanoBch	107	107	90.7%			36	Publix, Walgreens, Dollar Tree	$13.45
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	100.0%			54	Publix	$23.96
Sheridan Plaza			FL	Miami-Ft Lauderdale-PompanoBch	507	507	94.9%			66	Publix, Kohl's, LA Fitness, Ross Dress for Less, Pet Supplies Plus, Wellmax, Burlington, Marshalls	$19.76
Shoppes @ 104			FL	Miami-Ft Lauderdale-PompanoBch	112	112	90.0%			46	Winn-Dixie, CVS	$19.88
Shoppes at Bartram Park	O	50%	FL	Jacksonville	135	67	99.0%		97	45	Publix, (Kohl's), (Tutor Time)	$22.20
Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-PompanoBch	83	83	92.3%			42	Publix, YouFit Health Club	$15.90
Shoppes at Sunlake Centre			FL	Tampa-St Petersburg-Clearwater	117	117	100.0%			46	Publix	$24.78
Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-PompanoBch	27	27	100.0%		54	54	(Publix)	$27.15

Supplemental Information 30

Portfolio Summary Report By State

December 31, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-PompanoBch	200	200	68.3%			44	Publix, Tuesday Morning, Duffy's Sports Bar, CVS	$18.45
Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	80	40	97.0%			61	Publix, (Walgreens)	$16.51
Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-PompanoBch	127	127	95.9%			48	Publix, Goodwill	$20.62
Shoppes of Sunset			FL	Miami-Ft Lauderdale-PompanoBch	22	22	74.2%				-	$25.56
Shoppes of Sunset II			FL	Miami-Ft Lauderdale-PompanoBch	28	28	85.6%				-	$23.09
Shops at John's Creek			FL	Jacksonville	15	15	100.0%				-	$26.42
Shops at Skylake			FL	Miami-Ft Lauderdale-PompanoBch	287	287	97.4%			51	Publix, LA Fitness, TJ Maxx, Goodwill, Pasteur Medical	$24.81
South Beach Regional			FL	Jacksonville	308	308	92.3%			13	Trader Joe's, Home Depot, Ross Dress for Less, Bed Bath & Beyond, Staples, Nordstrom Rack	$17.15
South Point			FL	Sebastian-Vero Beach	65	65	100.0%			45	Publix	$15.68
Starke			FL	Jacksonville	13	13	100.0%				CVS	$27.05
Suncoast Crossing			FL	Tampa-St Petersburg-Clearwater	118	118	96.4%		143		Kohl's, (Target)	$7.01
Tamarac Town Square			FL	Miami-Ft Lauderdale-PompanoBch	125	125	88.7%			38	Publix, Dollar Tree, Retro Fitness	$12.54
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	100.0%				-	$25.58
The Village at Hunter's Lake			FL	Tampa-St Petersburg-Clearwater	72	72	100.0%			29	Sprouts	$28.05
Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	100.0%				Ross Dress for Less	$11.47
Town Square			FL	Tampa-St Petersburg-Clearwater	44	44	100.0%				PETCO, Barnes & Noble	$33.86
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	98.2%			59	Publix, TJ Maxx	$18.77
Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	89.3%			31	YouFit Health Club, Ross Dress for Less	$15.61
University Commons			FL	Miami-Ft Lauderdale-PompanoBch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$34.79
Village Center			FL	Tampa-St Petersburg-Clearwater	187	187	97.4%			50	Publix, PGA Tour Superstore, Walgreens	$22.38
Waterstone Plaza			FL	Miami-Ft Lauderdale-PompanoBch	61	61	100.0%			46	Publix	$17.74
Welleby Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	96.8%			47	Publix, Dollar Tree	$14.98
Wellington Town Square			FL	Miami-Ft Lauderdale-PompanoBch	108	108	95.0%			45	Publix, CVS	$24.81
West Bird Plaza			FL	Miami-Ft Lauderdale-PompanoBch	99	99	97.9%			38	Publix	$25.43
West Lake Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	101	101	96.6%			46	Winn-Dixie, CVS	$22.02
Westchase			FL	Tampa-St Petersburg-Clearwater	79	79	100.0%			51	Publix	$17.57
Westport Plaza			FL	Miami-Ft Lauderdale-PompanoBch	47	47	91.6%			28	Publix	$21.06
Willa Springs			FL	Orlando-Kissimmee-Sanford	90	90	98.3%			44	Publix	$22.58
			FL		11,445	11,006	95.2%		1,049	3,422		$19.88

Supplemental Information 31

Portfolio Summary Report By State

December 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Ashford Place			GA	Atlanta-SandySprings-Alpharett	53	53	86.1%				Harbor Freight Tools	$24.58
	Briarcliff La Vista			GA	Atlanta-SandySprings-Alpharett	43	43	100.0%				Michael's	$22.38
	Briarcliff Village			GA	Atlanta-SandySprings-Alpharett	189	189	98.3%			43	Burlington, Party City, Publix, Shoe Carnival, TJ Maxx	$17.01
	Bridgemill Market			GA	Atlanta-SandySprings-Alpharett	89	89	91.7%			38	Publix	$17.77
	Brighten Park			GA	Atlanta-SandySprings-Alpharett	137	137	98.9%			25	Lidl, Big Blue Swim School, Kohl's	$28.37
	Buckhead Court			GA	Atlanta-SandySprings-Alpharett	49	49	89.7%				-	$31.78
	Buckhead Landing			GA	Atlanta-SandySprings-Alpharett	152	152	74.3%			56	Binders Art Supplies & Frames, Kroger	$19.52
	Buckhead Station			GA	Atlanta-SandySprings-Alpharett	234	234	100.0%				Bed Bath & Beyond, Cost Plus World Market, DSW Warehouse, Nordstrom Rack, Old Navy, Saks Off 5th, TJ Maxx, Ulta	$25.27
	Cambridge Square			GA	Atlanta-SandySprings-Alpharett	71	71	40.0%			41	-	$26.89
	Chastain Square			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			37	Publix	$23.53
	Cornerstone Square			GA	Atlanta-SandySprings-Alpharett	80	80	90.7%			18	Aldi, Barking Hound Village, CVS, HealthMarkets Insurance	$18.96
	Sope Creek Crossing			GA	Atlanta-SandySprings-Alpharett	99	99	95.5%			45	Publix	$16.72
	Dunwoody Hall			GA	Atlanta-SandySprings-Alpharett	86	86	96.2%			44	Publix	$21.03
	Dunwoody Village			GA	Atlanta-SandySprings-Alpharett	121	121	93.5%			18	The Fresh Market, Walgreens, Dunwoody Prep	$21.49
	Howell Mill Village			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			31	Publix	$25.11
	Paces Ferry Plaza			GA	Atlanta-SandySprings-Alpharett	82	82	99.9%			30	Whole Foods	$40.24
	Powers Ferry Square			GA	Atlanta-SandySprings-Alpharett	97	97	100.0%				HomeGoods, PETCO	$35.26
	Powers Ferry Village			GA	Atlanta-SandySprings-Alpharett	69	69	100.0%			48	Publix, The Juice Box	$10.48
	Russell Ridge			GA	Atlanta-SandySprings-Alpharett	101	101	90.8%			63	Kroger	$13.30
	Sandy Springs			GA	Atlanta-SandySprings-Alpharett	116	116	98.1%			12	Trader Joe's, Fox's, Peter Glenn Ski & Sports	$25.63
	The Shops at Hampton Oaks			GA	Atlanta-SandySprings-Alpharett	21	21	89.1%				(CVS)	$11.81
	Williamsburg at Dunwoody			GA	Atlanta-SandySprings-Alpharett	45	45	82.7%				-	$27.64
				GA		2,120	2,120	92.9%	92.9%	0	551		$22.98
	Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	96.6%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$10.54
	Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	95.0%				PETCO	$37.88
	Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	100.0%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$27.29
	Hinsdale Lake Commons (fka Hinsdale)			IL	Chicago-Naperville-Elgin	185	185	93.0%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$16.30
	Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	93.1%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$29.15
(2)	Naperville Plaza	C	20%	IL	Chicago-Naperville-Elgin	115	23	96.8%			39	Casey's Foods, Trader Joe's, Oswald's Pharmacy	$25.65

Supplemental Information 32

Portfolio Summary Report By State

December 31, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	99.3%			74	Mariano's Fresh Market, Dollar Tree, Party City, Blink Fitness	$17.54
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	70.0%			51	Mariano's Fresh Market, Walgreens	$28.09
Westchester Commons			IL	Chicago-Naperville-Elgin	143	143	93.1%			80	Mariano's Fresh Market, Goodwill	$18.05
Willow Festival			IL	Chicago-Naperville-Elgin	404	404	96.7%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Best Buy, Ulta	$18.84
			IL		1,775	1,338	94.2%	94.2%	0	505		$20.93
Shops on Main	M	94%	IN	Chicago-Naperville-Elgin	279	279	100.0%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$16.46
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	72.4%		64	64	Indiana Bureau of Motor Vehicles, (Kroger)	$18.98
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	100.0%			12	Trader Joe's	$26.76
			IN		418	335	97.2%	97.2%	64	116		$17.32
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	158	158	100.0%			61	Stop & Shop, Planet Fitness, BioLife Plasma Services	$25.90
Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$19.34
Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	96.9%			11	Trader Joe's, La-Z-Boy, PetSmart	$30.54
Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$41.18
Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$23.63
Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	94.7%			55	Shaw's	$26.66
The Abbot			MA	Boston-Cambridge-Newton	64	64	77.0%				Center for Effective Alturism	$0.00
Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Everfitness, Formlabs	$22.09
			MA		897	897	97.6%	97.6%	0	416		$29.24
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandri	31	6	86.9%			9	Trader Joe's	$42.83
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	95.8%			70	Shoppers Food Warehouse, Dollar Tree	$19.47
Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	94.6%			10	Trader Joe's	$40.95
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	100.0%				-	$43.23
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	98.2%			41	Giant, Parkville Lanes, Dollar Tree, Petco, The Cellar Parkville	$17.45
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	90.8%			44	Giant	$25.45
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	107	43	100.0%			64	Planet Fitness	$15.21
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	118	118	89.3%		75	63	Giant, (Sunrise)	$30.79
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	100.0%				LA Fitness, CVS	$29.21
Westbard Square			MD	Washington-Arlington-Alexandri	132	132	99.0%			55	Giant, Bowlmor AMF	$38.59
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	69	28	96.2%				CVS	$35.70
			MD		1,099	583	95.6%	95.6%	75	357		$29.37

Supplemental Information 33

Portfolio Summary Report By State

December 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Fenton Marketplace			MI	Flint	97	97	74.0%				Family Farm & Home	$8.71
				MI		97	97	74.0%	74.0%	0	0		$8.71
	Apple Valley Square			MN	Minneapol-St. Paul-Bloomington	179	179	100.0%		87		Jo-Ann Fabrics, PETCO, Savers, Experience Fitness, (Burlington Coat Factory), (Aldi)	$16.92
	Cedar Commons			MN	Minneapol-St. Paul-Bloomington	66	66	100.0%			50	Whole Foods	$28.33
	Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	100.0%			44	Lund's	$26.47
	Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	96.9%				Kohl's, PetSmart, HomeGoods, TJ Maxx	$13.82
	Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	99.4%			89	CUB Foods	$14.63
				MN		668	390	99.3%	99.3%	87	183		$19.01
	Brentwood Plaza			MO	St. Louis	60	60	100.0%			52	Schnucks	$11.50
	Bridgeton			MO	St. Louis	71	71	97.3%		130	63	Schnucks, (Home Depot)	$12.14
	Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.60
	Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, TJ Maxx, HomeGoods, Famous Footwear, (Target), (Lowe's)	$10.35
				MO		408	408	99.5%	99.5%	388	314		$11.03
(2)	Blakeney Town Center (fka Blakeney Shopping Center)			NC	Charlotte-Concord-Gastonia	384	384	99.7%		124		Harris Teeter, Marshalls, Best Buy, Petsmart, Off Broadway Shoes, Old Navy, (Target)	$26.17
	Carmel Commons			NC	Charlotte-Concord-Gastonia	141	141	91.3%			14	Chuck E. Cheese, The Fresh Market, Party City	$24.75
	Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%		15	42	Harris Teeter, (Walgreens)	$17.43
	Market at Colonnade Center			NC	Raleigh-Cary	58	58	100.0%			40	Whole Foods	$28.26
	Glenwood Village			NC	Raleigh-Cary	43	43	100.0%			28	Harris Teeter	$18.28
	Holly Park			NC	Raleigh-Cary	160	160	97.7%			12	DSW Warehouse, Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Artarama, Pet Supplies Plus, Ulta	$20.06
	Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%			58	Harris Teeter	$14.35
	Midtown East	O	50%	NC	Raleigh-Cary	159	79	100.0%			120	Wegmans	$24.28
	Ridgewood Shopping Center	C	20%	NC	Raleigh-Cary	94	19	91.2%			30	Whole Foods, Walgreens	$21.35
	Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	91	91	96.4%			53	Harris Teeter	$19.27
	Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	97.4%			46	Trader Joe's, Aldi, Staples, Barnes & Noble	$20.56
	Southpoint Crossing			NC	Durham-Chapel Hill	103	103	98.4%			59	Harris Teeter	$16.98
	Sutton Square	C	20%	NC	Raleigh-Cary	101	20	94.5%			24	The Fresh Market	$21.09
	Village District	C	30%	NC	Raleigh-Cary	559	168	94.0%			87	Harris Teeter, The Fresh Market, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties,The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry, Sephora, Barnes & Noble, Goodnight's Comedy Club	$26.46
	Village Plaza	C	20%	NC	Durham-Chapel Hill	73	15	96.7%			42	Whole Foods	$23.16
	Willow Oaks			NC	Charlotte-Concord-Gastonia	65	65	100.0%			49	Publix	$17.83
	Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	100.0%			41	Food Lion, ACE Hardware	$14.52

Supplemental Information 34

Portfolio Summary Report By State

December 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
				NC		2,420	1,594	97.7%	97.7%	139	744		$22.11
	Chimney Rock			NJ	New York-Newark-Jersey City	218	218	99.3%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Ulta	$37.34
	District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	97.9%			44	Whole Foods	$32.18
(2)	Glenwood Green	M	70%	NJ	Philadelphia-Camden-Wilmington	355	355	83.0%			80	ShopRite, Target, Rendina	$11.00
	Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$15.18
	Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	62.0%			43	Grocer	$19.60
				NJ		797	649	88.0%	94.0%	0	251		$22.02
	101 7th Avenue			NY	New York-Newark-Jersey City	57	57	0.0%				-	$0.00
	1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%			25	The Food Emporium	$116.62
	1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$137.95
	90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%			11	Michaels, Staples, Trader Joe's	$35.57
	Broadway Plaza			NY	New York-Newark-Jersey City	147	147	89.9%			18	Aldi, Best Buy, Bob's Discount Furniture, TJ Maxx, Blink Fitness	$41.06
	Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	100.0%			63	Stop & Shop	$49.89
(2)	East Meadow			NY	New York-Newark-Jersey City	141	141	93.3%				Marshalls, Stew Leonard's	$15.73
(2)	East Meadow Plaza			NY	New York-Newark-Jersey City	205	205	0.0%			31	Lidl, Dollar Deal	$24.75
(2)	Eastport			NY	New York-Newark-Jersey City	48	48	97.3%				King Kullen, Rite Aid	$12.98
	The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	100.0%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footware	$51.21
	Hewlett Crossing I & II			NY	New York-Newark-Jersey City	52	52	100.0%				-	$38.48
	Rivertowns Square			NY	New York-Newark-Jersey City	116	116	90.9%			18	Ulta, The Learning Experience, Mom's Organic Market, Look Cinemas	$23.85
	The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	100.0%			52	King Kullen, Ace Hardware	$30.09
	Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness	$35.81
(2)	Valley Stream			NY	New York-Newark-Jersey City	99	99	90.3%				King Kullen	$28.89
(2)	Wading River			NY	New York-Newark-Jersey City	99	99	84.1%				King Kullen, CVS, Ace Hardware	$23.38
	Westbury Plaza			NY	New York-Newark-Jersey City	390	390	100.0%			110	WalMart, Costco, Marshalls, Total Wine and More, Olive Garden	$27.04
				NY		2,094	2,010	89.3%	89.3%	0	388		$35.14
	Cherry Grove			OH	Cincinnati	203	203	99.0%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$12.35
	East Pointe			OH	Columbus	111	111	100.0%			76	Kroger	$11.34
	Hyde Park			OH	Cincinnati	401	401	92.3%			100	Kroger, Kohl's, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples, Marshalls	$17.41
	Kroger New Albany Center			OH	Columbus	93	93	100.0%			65	Kroger	$13.47

Supplemental Information 35

Portfolio Summary Report By State

December 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Northgate Plaza (Maxtown Road)			OH	Columbus	117	117	100.0%		90	91	Kroger, (Home Depot)	$11.98
	Red Bank Village			OH	Cincinnati	176	176	100.0%			152	WalMart	$7.73
	Regency Commons			OH	Cincinnati	34	34	79.0%				-	$27.33
	West Chester Plaza			OH	Cincinnati	88	88	100.0%			67	Kroger	$10.44
				OH		1,224	1,224	96.7%	96.7%	90	616		$13.38
	Corvallis Market Center			OR	Corvallis	85	85	100.0%			12	Michaels, TJ Maxx, Trader Joe's	$22.29
	Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	97.7%			38	Dollar Tree, Rite Aid, Whole Foods	$16.19
	Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	84.4%			41	Safeway, Planet Fitness	$20.35
	Northgate Marketplace			OR	Medford	81	81	84.2%			13	Trader Joe's, REI, PETCO	$22.18
	Northgate Marketplace Ph II			OR	Medford	177	177	98.4%				Dick's Sporting Goods, Homegoods, Marshalls	$18.16
	Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	100.0%			55	Safeway	$12.56
	Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$30.18
	Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	98.4%				Bed Bath & Beyond	$23.23
				OR		835	779	94.7%	94.7%	0	215		$20.38
	Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Grocery Outlet Bargain Market	$18.74
(2)	Baederwood Shopping Center	M	80%	PA	Philadelphia-Camden-Wilmington	117	117	97.0%			40	Whole Foods, Planet Fitness	$27.91
	City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	91.8%				Ross Dress for Less, TJ Maxx, Dollar Tree	$20.76
	Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	224	224	99.0%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$34.25
	Hershey			PA	Harrisburg-Carlisle	6	6	100.0%				-	$30.00
	Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	96	96	100.0%		244	111	Burlington Coat Factory, PETCO, (Wegmans), (Target)	$26.62
	Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	93.2%			51	Weis Markets	$22.73
	Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	142	57	92.5%			56	Acme Markets, Michael's	$19.80
	Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	86.4%			73	Valley Farm Market, Dollar Tree	$11.31
	Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	93	37	40.4%			51	-	$27.74
				PA		1,112	711	93.3%	93.3%	244	416		$26.89
	Indigo Square			SC	Charleston-North Charleston	51	51	100.0%			22	Publix	$29.98
	Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	96.7%			38	Publix	$17.65
				SC		131	83	98.7%	98.7%	0	59		$25.34
	Harpeth Village Fieldstone			TN	Nashvil-Davdsn-Murfree-Frankln	70	70	97.8%			55	Publix	$15.95
	Northlake Village			TN	Nashvil-Davdsn-Murfree-Frankln	135	135	99.0%			75	Kroger	$15.46
	Peartree Village			TN	Nashvil-Davdsn-Murfree-Frankln	110	110	100.0%			84	Kroger, PETCO	$20.33
				TN		314	314	99.1%	99.1%	0	214		$17.26

Supplemental Information 36

Portfolio Summary Report By State

December 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Alden Bridge			TX	Houston-Woodlands-Sugar Land	139	139	96.8%			68	Kroger, Walgreens	$21.81
(2)	Baybrook East	O	50%	TX	Houston-Woodlands-Sugar Land	156	78	93.9%			106	H.E.B	$13.17
	Bethany Park Place			TX	Dallas-Fort Worth-Arlington	99	99	98.6%			83	Kroger	$11.97
	CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%			40	Whole Foods	$29.90
	CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%				CVS	$28.18
	Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	100.0%			63	Kroger	$20.43
	Hancock			TX	Austin-Round Rock-Georgetown	263	263	98.1%			90	24 Hour Fitness, Firestone Complete Auto Care, H.E.B, PETCO, Twin Liquors	$19.39
	Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%				-	$49.88
	Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	99.0%			79	H.E.B.	$25.46
	Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	95.8%			64	Tom Thumb	$17.10
	Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	87.2%		63	63	(WalMart)	$29.35
	Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%			64	Tom Thumb	$22.53
	Market at Round Rock			TX	Austin-Round Rock-Georgetown	123	123	97.3%			30	Sprout's Markets, Office Depot, Tuesday Morning	$19.82
	Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	99.1%			100	Kroger	$17.73
	Mockingbird Commons			TX	Dallas-Fort Worth-Arlington	120	120	95.4%			49	Tom Thumb, Ogle School of Hair Design	$19.99
	North Hills			TX	Austin-Round Rock-Georgetown	164	164	100.0%			60	H.E.B.	$21.88
	Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	98.8%			66	CVS, The Woodlands Childrens Museum, Fitness Project	$24.71
	Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%			64	Kroger	$15.45
(2)	Preston Oaks			TX	Dallas-Fort Worth-Arlington	103	103	100.0%			30	Central Market, Talbots	$40.03
	Shiloh Springs			TX	Dallas-Fort Worth-Arlington	110	110	89.8%			61	Kroger	$14.77
	Shops at Mira Vista			TX	Austin-Round Rock-Georgetown	68	68	100.0%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$25.31
	Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	98.9%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finer Foods	$14.06
	Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	98.9%			63	Kroger, CVS	$22.16
	Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	95.3%			65	Kroger, Walgreens	$18.46
	Tech Ridge Center			TX	Austin-Round Rock-Georgetown	216	216	99.5%			84	H.E.B., Pinstack, Baylor Scott & White	$23.81
	The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	165	165	96.3%			100	Kroger	$17.11
	Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	96.1%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Trek Bicycle	$21.11
	Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	92.6%			52	Randalls Food, Walgreens, PETCO, Jo-Ann's, Tuesday Morning, Homegoods	$22.20
	Westwood Village			TX	Houston-Woodlands-Sugar Land	187	187	97.7%		127		Fitness Project, PetSmart, Office Max, Ross Dress For Less, TJ Maxx, (Target)	$20.47

Supplemental Information 37

Portfolio Summary Report By State

December 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	97	39	94.2%			45	Whole Foods	$31.73
				TX		3,981	3,525	97.7%	97.8%	190	1,706		$20.99
	Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	92	37	100.0%			27	Patel Brothers, The Shop Gym	$17.33
	Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	98.3%			40	Cooper's Hawk Winery, Whole Foods	$33.98
	Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandri	104	26	100.0%			58	Safeway	$23.68
(2)	Carytown Exchange	M	65%	VA	Richmond	116	116	86.2%			38	Publix, CVS	$26.91
	Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	100.0%			55	United States Coast Guard Ex, Planet Fitness	$20.82
	Point 50			VA	Washington-Arlington-Alexandri	48	48	100.0%			30	Amazon Fresh	$32.34
	Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	168	67	88.2%			32	Amazon Fresh, Homesense	$31.72
	Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	94.2%			50	Giant	$26.79
	Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	98.1%			62	Big Blue Swim School, Bob's Discount Furniture, CVS, Giant, Marshalls, Planet Fitness, Ross Dress for Less, Total Wine and More	$28.93
	Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%			18	Aldi, Tractor Supply Company, Harbor Freight Tools, Tuesday Morning	$9.81
	Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	89.3%			20	PGA Tour Superstore	$31.99
	Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	96	39	100.0%			51	Giant, CVS	$33.57
	Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	136	27	66.9%			63	Amazon Fresh	$27.18
	Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	97.0%			56	Giant	$21.62
	Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	98.3%			52	Harris Teeter, Planet Fitness	$18.84
	The Crossing Clarendon			VA	Washington-Arlington-Alexandri	420	420	90.1%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Pottery Barn, Ethan Allen, The Cheesecake Factory, Life Time Fitness	$38.84
	The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	99.0%			122	Wegmans	$22.44
	Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	304	61	94.9%			48	Giant, Gold's Gym, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill, Furniture Max	$25.48
	Village Shopping Center	GRI	40%	VA	Richmond	116	46	88.8%			45	Publix, CVS	$24.99
	Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	91.2%				CVS, Fashion K City	$28.34
	Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	100.0%		141	59	Safeway, (Target), (PetSmart)	$27.97
				VA		3,022	1,669	94.0%	94.0%	141	960		$28.95
	6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	100.0%				-	$25.29
	Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	100.0%			49	Safeway, TJ Maxx	$18.75
	Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	97.7%			12	LA Fitness, Ross Dress for Less, Trader Joe's	$27.68

Supplemental Information 38

Portfolio Summary Report By State

December 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	117	58	98.4%			25	Bright Horizons, Kaiser Permanente, PCC Community Markets, Prokarma, Trufusion, West Marine	$34.81
	Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	92.3%			64	Gold's Gym, Mosaic Salon Group, Quality Food Centers	$28.93
	Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	97.9%			49	Big 5 Sporting Goods, Big Lots, Dollar Tree, Jo-Ann Fabrics, Planet Fitness, Ross Dress For Less, Safeway, Aaron's	$12.79
	Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	85	34	96.5%			29	Safeway, Rite Aid	$31.69
	Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	99.6%			45	Bevmo!, Dick's Sporting Goods, Marshalls, Regal Cinemas,Safeway, Ulta	$25.96
	Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%				-	$45.41
(2)	Island Village			WA	Seattle-Tacoma-Bellevue	106	106	100.0%			49	Safeway, Rite Aid	$16.15
	Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	86.2%		40	40	(QFC)	$37.42
	Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	87.2%				-	$36.32
	Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	87	35	100.0%		230	13	Marshalls, Bevmo!, Amazon Go Grocery	$29.55
	Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	98.8%			41	Quality Food Centers, Rite Aid	$26.49
	Roosevelt Square			WA	Seattle-Tacoma-Bellevue	150	150	96.6%			50	Whole Foods, Bartell, Guitar Center, LA Fitness	$27.63
	Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	97.2%		55	67	Trader Joe's, Bartell Drugs, (Safeway)	$37.98
	Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	94.9%		112		(Target)	$33.16
				WA		1,837	1,267	97.5%	97.5%	437	532		$27.72

	Regency Centers Total					51,145	43,314	94.8%	94.9%	3,747	16,046		$23.77
(1)
Major Tenants are the grocery anchor and any tenant 10,000 square feet or greater. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2)
Non-Same Property

Note:	In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon

GRI:	Co-investment Partnership with GRI

M:	Co-investment Partnership with Minority Partner

O:	Other, single property co-investment Partnerships

RC:	Co-investment Partnership with CalSTRS

Supplemental Information 39

Components of Net Asset Value (NAV)

As of December 31, 2022

(unaudited and in thousands)

Real Estate - Operating
Operating Portfolio NOI Excluding Straight-line Rent and Above/Below Market Rent - Current Quarter
Wholly Owned NOI (page 5)	$206,121
Share of JV NOI (page 7)	$24,026
Less: Noncontrolling Interests (page 7)	$(1,960)

Quarterly Base Rent From Leases Signed But Not Yet Commenced
Retail Operating Properties Excluding In-Process Redevelopments (Quarterly)	$5,793
Retail Operating Properties Including In-Process Redevelopments (Quarterly)	$8,664

Real Estate: In-Process Ground-Up Developments and Redevelopments
In-Process Ground-Up Development
REG's Estimated Net Project Costs (page 17)	$55,914
Stabilized Yield (page 17)	7%
Annualized Proforma Stabilized NOI	$4,004
% of Costs Incurred (page 17)	44%
Construction in Progress	$24,602

NOI from In-Process Ground-Up Development - Current Quarter
In-place NOI from Current Year Ground-Up Development Completions	$393
In-place NOI from In-Process Ground-Up Developments	$—

In-Process Redevelopment Projects
REG's Estimated Net Project Costs (page 17)	$244,941
Stabilized Yield (page 17)	8%
Annualized Proforma Stabilized NOI	$21,229
% of Costs Incurred (page 17)	52%
Construction in Progress	$127,369

NOI from In-Process Redevelopment - Current Quarter
In-place NOI from Current Year Redevelopment Completions	$1,259
In-place NOI from In-Process Redevelopments	$188

Fee Income
Third-Party Management Fees and Commissions - Current Quarter (page 5)	$6,901
Less: Share of JV's Total fee income - Current Quarter (page 7)	$(239)

Other Assets
Estimated Market Value of Land
Land held for sale or future development	$35,802
Outparcels at retail operating properties	10,355
101 7th Avenue at Book Value, Net	25,000
Total Estimated Market Value of Land	$71,157

Regency's Pro-Rata Share (page 3 & 6)
Cash and Cash Equivalents	$83,291
Tenant and other receivables, excluding Straight-line rent receivables	$64,939
Other Assets, excluding Goodwill	$128,915

Liabilities
Regency's Pro-Rata Share (page 3 & 6)
Notes payable	$4,185,002
Accounts payable and other liabilities	$330,307
Tenants' security, escrow deposits	$73,389

Common Shares and Equivalents Outstanding
Common Shares and Equivalents Issued and Outstanding (page 1)	171,866

Supplemental Information 40

Supplemental Details of Lease Income and Tenant & Other Receivables (Pro Rata)

(in thousands)

Supplemental Details of Lease Income (Pro-Rata)
For the Twelve Months Ended December 31, 2022

Twelve Months Ended
Composition of Lease Income	December 31, 2022

Base Rent	$910,315
Recoveries from Tenants	309,196
Percentage Rent, Termination Fees, and Other Lease Income	27,799
Current Period Billings/Deferrals & Other Revenue	$1,247,310
Uncollectible Lease Income, net	14,981
Non-Cash Revenues (1)	50,241
Total Lease Income (see pages 5 & 7)	$1,312,532

Composition of Uncollectible Lease Income

Uncollectible Lease Income - Current Year (2022) Billings (2)	$(5,795)
Impact from Current Year (2022) Lease Modifications (3)	285
Uncollectible Lease Income - 2022 Billings	$(5,510)
Collection of 2020/2021 Reserves, net (4)	20,491
Uncollectible Lease Income, net	$14,981

Supplemental Details of Tenant & Other Receivables (Pro-Rata)
As of December 31, 2022 and 2021

	December 31, 2022	December 31, 2021

Tenant receivables	$58,128	$82,157
Less: Uncollectible tenant receivables	(23,116)	(50,246)
Net tenant receivables	$35,012	$31,911

Straight-line rent receivables	162,941	152,798
Less: Uncollectible straight-line rent receivables	(16,774)	(32,956)
Net Straight-line rent receivables	$146,167	$119,842

Other receivables (5)	29,928	23,079
Total tenant and other receivables (see pages 3 & 6)	$211,107	$174,832

Uncollectible Tenant Receivables Balance Reconciliation

Uncollectible tenant receivables (12/31/21)	$(50,246)
Uncollectible Lease Income - Current Year (2022) Billings (2)	(5,795)
Impact from Current Year (2022) Lease Modifications (3)	285
Collection of 2020/2021 Reserves, net (4)	20,491
Write-offs and Abatements (2022)	12,149
Uncollectible tenant receivables (12/31/22)	$(23,116)

Composition of Unbilled Deferrals	December 31, 2022	Timing of Rebill

Cash Basis Tenants	$5,177	2023	61%
Accrual Basis Tenants	87	2024+	39%
Total Unbilled Deferrals (as of 12/31/22) (6)	$5,264		100%
(1)
Includes pro-rata share of straight-line rent on lease income, net of uncollectible amounts, and above/below market rent amortization.
(2)
Represents Base Rent and Recoveries deemed uncollectible associated with billings during the twelve months ended December 31, 2022.
(3)
The Company accounts for deferrals and abatements that significantly increase the consideration due under the lease (those that do not qualify for the FASB COVID-19 lease concession guidance) as a lease modification, in accordance with ASC 842. Under a lease modification, Lease income is reduced by the amount of the deferral or abatement in the period in which it was granted, and any previous uncollectible lease income associated with that deferral or abatement is reversed.
(4)
Represents the collection of Base Rent and Recoveries previously reserved during the years ended December 31, 2020, and December 31, 2021.
(5)
Other receivables include construction receivables, insurance receivables and amounts due from real estate partnerships for management, transaction and other fee income.
(6)
Represents executed deferral agreements that have yet to be rebilled, as of December 31, 2022.

Supplemental Information 41

Earnings Guidance

December 31, 2022

Full Year 2023 Guidance (in thousands, except per share data)	2022 Actual	2023 Guidance
Net Income Attributable to Common Stockholders per diluted share	$2.81	$1.92-$2.00
Nareit Funds From Operations ("Nareit FFO") per diluted share	$4.10	$4.03-$4.11
Core Operating Earnings per diluted share (1)	$3.83	$3.83-$3.89
Same property NOI growth without termination fees	2.9%	0% to +1.0%
Same property NOI growth without termination fees or collection of 2020/2021 reserves	6.3%	+2.0% to +3.0%
Collection of 2020/2021 Reserves (2)	$20,050	+/-$3,000
Certain non-cash items (3)	$47,197	$34,500-$37,500
Impact from reversal of Uncollectible Straight-Line Rent Receivables included in above (4)	$16,747	+/-$2,500
G&A expense, net (5)	$86,400	$87,000-$90,000
Interest expense, net	$165,548	+/-$168,000
Recurring third party fees & commissions	$24,834	+/-$25,000
Development and Redevelopment spend	$112,995	+/-$130,000
Acquisitions	$209,908	$0
Cap rate (weighted average)	5.1%	0%
Dispositions	$179,044	+/-$65,000
Cap rate (weighted average)(6)	3.0%	+/- 7.0%
Forward ATM settlement (gross)	$64,768	$0
Share Repurchase settlement (gross)	$75,393	$0

Reconcilliation of Net Income to Earnings Guidance (per diluted share)	Full Year 2023
	Low	High

Net income attributable to common stockholders	$1.92	2.00

Adjustments to reconcile net income to Nareit FFO:
Depreciation and amortization	2.10	2.10
Exchangeable operating partnership units	0.01	0.01
Nareit Funds From Operations	$4.03	4.11

Adjustments to reconcile Nareit FFO to Core Operating Earnings:
Straight-line rent, net	(0.06)	(0.08)
Above/below market rent amortization, net	(0.14)	(0.14)
Debt premium/discount amortization	0.00	0.00
Core Operating Earnings	$3.83	3.89

Note: With the exception of per share data, figures above represent 100% of Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

(1)
Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark-to-market debt, as well as transaction related income/expenses and debt extinguishment charges.
(2)
Represents the collection of receivables in the Same Property portfolio reserved in 2020 and 2021; included in Uncollectible Lease Income.
(3)
Includes above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments.
(4)
Positive impact on Uncollectible Straight-Line Rent from the conversion of cash basis tenants back to an accrual basis of accounting, included in total Certain non-cash items.
(5)
Represents General & administrative, net before gains or losses on deferred compensation plan, as reported on supplemental pages 5 and 7 and calculated on a pro-rata basis.
(6)
Weighted average cap rates for 2022 disposition is 6.5% excluding the sale of Costa Verde in 1Q22 ($125M at a ~1.5% cap rate).

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Supplemental Information 42

Glossary of Terms

December 31, 2022

Core Operating Earnings: An additional performance measure used by Regency because the computation of Nareit FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO to Core Operating Earnings.

Development Completion: A Property in Development is deemed complete upon the earlier of (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations. Once deemed complete, the property is termed a Retail Operating Property.

Fixed Charge Coverage Ratio: Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders.

Nareit Funds From Operations (Nareit FFO): Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sales and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since Nareit FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

Net Operating Income (NOI): The sum of base rent, percentage rent, recoveries from tenants, other lease income, and other property income, less operating and maintenance expenses, real estate taxes, ground rent, and uncollectible lease income. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Non-Same Property: During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Please refer to the footnote on Property Summary Report for Non-Same Property detail.

Operating EBITDAre: Nareit EBITDAre is a measure of REIT performance, which the Nareit defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from Nareit EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income to Nareit EBITDAre to Operating EBITDAre.

Property In Development: Properties in various stages of ground-up development.

Property In Redevelopment: Retail Operating Properties under redevelopment or being positioned for redevelopment. Unless otherwise indicated, a Property in Redevelopment is included in the Same Property pool.

Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.

Redevelopment Completion: A Property in Redevelopment is deemed complete upon the earlier of (i) 90% of total estimated project costs have been incurred and percent leased equals or exceeds 95% for the company owned GLA related to the project, or (ii) the property features at least two years of anchor operations, if applicable.

Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties. Property in Redevelopment is included unless otherwise indicated.

Supplemental Information 43